UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
ORION S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2024 ANNUAL GENERAL
MEETING OF SHAREHOLDERS
April  , 2024

Orion S.A.
Société Anonyme
6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg
Notice of 2024 Annual General Meeting
of Shareholders
The Annual General Meeting of Shareholders will be held through private deed and convene on
Thursday, June 20, 2024, at 2:00 p.m. CET, at the registered office of the Company at:
6, Route de Trèves
L-2633 Senningerberg (Municipality of Niederanven)
Grand Duchy of Luxembourg
The Annual General Meeting is also referred to as the “General Meeting”.
Dear Shareholders of Orion S.A.,
The Board of Directors (the “Board of Directors” or “Board”) of Orion S.A., a société anonyme having its registered office at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under registration number B 160558 (the “Company” or “Orion”), convened, in accordance with the provisions of article 10 of the articles of association of the Company, an Annual General Meeting of the Shareholders (the “Annual General Meeting”). You are cordially invited to attend our 2024 Annual General Meeting of Shareholders, which will be held at 2:00 p.m. Central European Time (“CET”) on June 20, 2024, at the Company’s headquarters at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg.
A Notice of Internet Availability of Proxy Materials for the 2024 Annual General Meeting of Shareholders will be mailed to shareholders on or around May 10, 2024.
The following is the agenda of the Annual General Meeting:
1.
Election of the nine director nominees each for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

2.	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2023 (Say-on-Pay vote) as disclosed in the proxy statement.
3.	Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2024, and ending on December 31, 2024.
•
Presentation of the management report by the Board of Directors and the reports of the independent auditor of the Company in relation to the annual accounts and the consolidated financial statements of the Company for the financial year that ended on December 31, 2023.

2024 Proxy Statement	Orion S.A.	i

4.	Approval of the annual accounts of the Company for the financial year that ended on December 31, 2023.
5.	Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2023.
6.	Allocation of results of the financial year that ended on December 31, 2023, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,546,266.05.
7.	Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2023.
8.	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2023.
9.
Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2024.

10.
Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2024.

Procedures for Voting and Attendance for the General Meeting
The Company urges each shareholder to cast its vote at the General Meeting by completing, signing, dating and returning the respective proxy made available by the Company for use at the General Meeting in accordance with the instructions below.
Only holders of record of the Company’s common shares (the “Common Shares”) outstanding on April 26, 2024, at 11:59 P.M. CET (the “Record Date”) are entitled to attend and vote at the General Meeting.
As of April 26, 2024, the Company had       Common Shares issued and outstanding. Each shareholder is entitled to one vote for each Common Share held of record by such shareholder as of the Record Date, on each matter submitted to a vote at the General Meeting. All Common Shares represented by proxy for the General Meeting duly executed and received by voting via telephone and internet until June 16, 2024, 11:59 P.M. EST (June 17, 2024 5:59 A.M. CET), and by voting via hard copy ballots until June 17, 2024, 12:00 P.M. (noon) EST (June 17, 2024 6:00 P.M. CET) (the “Voter Deadline”) will be voted at the General Meeting in accordance with the terms of the proxy. If any other item is properly added to the agenda for the General Meeting under the Company’s articles of association or Luxembourg law, proxies for such General Meeting will be voted in accordance with the best judgment of the proxyholders. Generally, only the items appearing in the convening notice and agenda for the General Meeting can be voted on at the General Meeting. Each shareholder can vote only once on each item on the agenda of the General Meeting. A shareholder may revoke a proxy for the General Meeting by (i) submitting a document revoking it prior to the Voter Deadline, (ii) submitting a duly executed proxy bearing a later date prior to the Voter Deadline, or (iii) attending the General Meeting and voting in person.
You may cast your vote at the General Meeting by marking, signing and dating the proxy card for the General Meeting and returning the proxy card in the enclosed envelope (postage within the United States paid; or in another envelope, postage to be paid), to: Equiniti Trust Company, 55 Challenger Rd, Suite 200B 2nd floor, Ridgefield Park, NJ 07660, U.S.A. Proxy cards that are mailed must be received by American Stock Transfer & Trust Company, LLC at the above address by the Voter Deadline. No postage is required for mailing of the enclosed envelope in the United States. The Company will bear the cost of soliciting proxies with respect to the matters to be voted on at the General Meeting.
Alternatively, you may also cast your vote over the Internet, at www.proxyvote.com (beneficial shareholders) or www.voteproxy.com (registered shareholders), or by telephone, by following the instructions on your proxy card or the instructions that you received by e-mail from the Company. If you plan to vote over the Internet or by telephone, your votes must be received no later than the Voter Deadline to allow sufficient time to tabulate the votes prior to the start of the General Meeting.
Shareholders may also vote in person at the General Meeting. To vote at the meeting, shareholders must present valid government- issued photo identification. If your shares are held by a bank or broker, you must also obtain and present a “legal proxy” from the holder of record to vote at the General Meeting. For specific instructions, please refer to the proxy card, notice or e-mail notification you received. Admittance of shareholders to the General Meeting and acceptance of written voting proxies will be governed by Luxembourg law.
Even if you plan to attend the General Meeting, we recommend that you vote your shares in advance of the General Meeting in one of the manners available to you so that your vote will be counted if you later are unable to attend the General Meeting.
If you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at the General Meeting, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted at the General Meeting on Proposals 1 through 8.
The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent. Your ability to vote over the Internet or by telephone depends on the voting procedures of your bank or broker or other agent.
ii	Orion S.A.	2024 Proxy Statement

Directors, executive officers and employees of the Company may solicit proxies in person or by mail, telephone or e-mail, but will not receive any additional compensation for these services. The Company may reimburse brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies for the General Meeting.
Each shareholder of record who holds one or more Common Shares on the Record Date will be admitted to participate and vote in the General Meeting. A holder of Common Shares held through an operator of a securities settlement system or recorded as book-entry interests in the accounts of a professional depositary who wishes to attend the General Meeting should receive from such operator or depositary a certificate certifying (i) the number of Common Shares recorded in the relevant account on the Record Date and (ii) that such Common Shares are blocked until the closing of the General Meeting. The certificate should be submitted to the Company no later than the Voter Deadline. If you plan to attend the General Meeting, you are kindly requested to notify the Company thereof in writing and provide your name, address and telephone number and any other necessary materials before the Voter Deadline by post to the registered office of the Company located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com.
The General Meeting will also be held by teleconference, in addition to the physical location, at 2:00 p.m. CET on June 20, 2024. The dial-in information for participation in the General Meeting by teleconference will be published on our website at https://investor.orioncarbons.com/financial/Proxy-Statements/default.aspx one week prior to the date of the General Meeting. You may ask questions to the Board of Directors until 11:59 p.m. CET on June 17, 2024 by sending an e-mail to investor-relations@orioncarbons.com together with a proof of shareholding. The Board of Directors will respond at the General Meeting to questions duly submitted by shareholders. It will not be possible to raise questions and vote shares during the meeting if you participate via teleconference, and we encourage you therefore to vote your Common Shares prior to the General Meeting.
Shareholders are not entitled to appraisal or dissenters’ rights for any matter being voted on at the General Meeting.
Right to Add Items to the Agenda of the General Meeting and to Table Draft Resolutions
One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the General Meeting, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the General Meeting. If you plan to add items to the agenda of the General Meeting, you must notify the Company thereof in writing and provide your name, address and telephone number by registered mail to the registered office the Company located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com. Your request must be received by the Company no later than June 13, 2024, 11:59 p.m. CET.
Quorum/Majority
The General Meeting will deliberate validly regardless of the number of Common Shares present or represented by proxy.
Resolutions will be adopted by a simple majority of the votes validly cast at the General Meeting.
Documents
Copies of the full and unabridged text of the documents to be submitted at the General Meeting together with draft resolutions proposed pursuant to the agenda of the General Meeting will be made available on the Company’s website or may be individually requested by you in writing by post to Orion S.A. 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg, or by e-mail to investor-relations@orioncarbons.com.
BY ORDER OF THE BOARD OF DIRECTORS
Dr. Christian Eggert
Secretary of the Company
Senningerberg, April  , 2024
2024 Proxy Statement	Orion S.A.	iii

Your Vote is Important
Instructions for submitting your proxy are provided in the Notice of Internet Availability of Proxy Materials, the Proxy Statement and the proxy card. It is important that your Common Shares be represented and voted at the General Meeting. Please submit your proxy by completing the proxy card. You may revoke your proxy at any time prior to its exercise at the General Meeting. Please do not return the proxy card if you are voting through the Internet or by telephone or plan to vote in person at the General Meeting in Luxembourg.
Important Notice Regarding the Availability of Proxy Materials for the General Meeting to be held on June 20, 2024:
Information and materials concerning the General Meeting are available in the Investor Relations section of our website at https://investor.orioncarbons.com/financial/Proxy-Statements/default.aspx. The information and materials available online are comprised of:
•	Convening Notice of the Annual General Meeting of Shareholders
•	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (as amended)
•	Proxy Card for the Annual General Meeting of Shareholders
•	Annual Report on Form 10-K for the financial year ended December 31, 2023
•	Annual Accounts based on Luxembourg law for the financial year that ended December 31, 2023
•	Consolidated Financial Statements based on Luxembourg law and Independent Auditor’s Report as of December 31, 2023
iv	Orion S.A.	2024 Proxy Statement

2024 Proxy Statement	Orion S.A.	v

Orion S.A. 2024 Annual General Meeting of Shareholders
Proxy Statement
Information Concerning Voting and Solicitation
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Orion S.A. (the “Company” or “we” or “Orion”) for use at the Company’s 2024 Annual General Meeting of Shareholders (the “Annual General Meeting” or “General Meeting”) to be held at the Company’s headquarters located at 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg on June 20, 2024, at 2:00 p.m. (Central European Time (“CET”)), and any adjournment thereof.
On or about May 10, 2024, we will mail to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement (the “Proxy Statement”) and the annual accounts prepared in accordance with generally accepted accounting principles in Luxembourg (“Lux GAAP”) for the year ended December 31, 2023, and our consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) for the year ended December 31, 2023 as well as our Annual Report on Form 10-K for the financial year ended December 31, 2023 (the “Annual Report on Form 10-K”).
The Notice of Internet Availability of Proxy Materials will also contain instructions on how you can receive a paper copy of the proxy materials. Our 2023 stand-alone accounts, consolidated accounts and Annual Report on Form 10-K, Notice of Internet Availability of Proxy Materials and the proxy card are first being made available online on or around May 10, 2024.
Questions and Answers About the General Meeting and Voting
What proposals are scheduled to be voted on at the Annual General Meeting and what is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual General Meeting?
Shareholders will be asked to vote on the following proposals:
Proposals
NUMBER	DESCRIPTION
1
Election of the nine director nominees each for a term ending on the date of the Annual General Meeting of Shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

The Board recommends that you vote “FOR” the election of each of the nine director nominees.
2	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2023 (Say-on-Pay vote) as disclosed in the Proxy Statement.
The Board recommends that you vote “FOR” the approval of the named executive officers’ compensation.
3	Approval of the compensation paid to the Board of Directors of the Company for the period commencing on January 1, 2024, and ending on December 31, 2024.
The Board recommends that you vote “FOR” the approval of the compensation paid to the Board of Directors of the Company for the period commencing on January 1, 2024, and ending on December 31, 2024.
2024 Proxy Statement	Orion S.A.	1

Orion S.A. 2023 Annual General Meeting of Shareholders
Proxy Statement
NUMBER	DESCRIPTION
4	Approval of the annual accounts of the Company for the financial year that ended on December 31, 2023.
The Board recommends that you vote “FOR” the approval of the annual accounts of the Company for the financial year that ended on December 31, 2023.
5	Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2023.
The Board recommends that you vote “FOR” the approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2023.
6	Allocation of results of the financial year that ended on December 31, 2023, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,546,266.05.
The Board recommends that you vote “FOR” the proposed allocation of results of the financial year that ended on December 31, 2023, and the approval of the interim dividends declared.
7	Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2023.

The Board recommends that you vote “FOR” the discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2023.

8	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year ended on December 31, 2023.

The Board recommends that you vote “FOR” the discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé during the financial year that ended on December 31, 2023.

9
Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2024.

The Board recommends that you vote “FOR” the appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2024.

10
Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2024.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2024.

We are not aware of any other business to be brought before the Annual General Meeting. If any additional business is properly brought before the Annual General Meeting, proxies will be voted on those matters in accordance with the best judgment of the person or persons acting under the proxies.
How many votes are needed to approve the proposals and what is the effect of broker non-votes, abstentions or withheld votes?
As of April 16, 2024, the Company had 58,307,933 Common Shares issued and outstanding. Each Common Share is entitled to one vote on each matter brought before the Annual General Meeting.
Unless otherwise required by applicable law or by the articles of association of the Company, resolutions at the Annual General Meeting are adopted by a simple majority of the votes validly cast. Therefore, each proposal made herein can be approved by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting.
Abstentions, broker non-votes (see below) and nil votes will not be taken into account. A nil vote under Luxembourg law means a vote that does not show clearly the intention of the shareholder to cast a vote for, against or to abstain with regard to a specific resolution.
2	Orion S.A.	2024 Proxy Statement

Orion S.A. 2023 Annual General Meeting of Shareholders
Proxy Statement
Who can vote at the Annual General Meeting?
Shareholders as of the Record Date for the Annual General Meeting are entitled to vote at the Annual General Meeting. As of April 16, 2024, the Company had 58,307,933 Common Shares issued and outstanding.
“Shareholder of Record”: Common Shares Registered in Your Name
If on the Record Date your Common Shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are considered a shareholder of record with respect to those Common Shares.
As a shareholder of record, you may vote at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning the proxy card.
“Beneficial Owner”: Common Shares Registered in the Name of a Broker or Nominee
If on the Record Date, you hold your Common Shares through a bank, brokerage firm or other agent and do not give instructions to your bank, brokerage firm or other agent as to how your Common Shares should be voted at the Annual General Meeting, the Common Shares that you hold through a bank, brokerage firm or other agent will not be voted on Proposals 1 through 8. The Company therefore urges all shareholders who hold their Common Shares through a bank, brokerage firm or other agent to promptly provide voting instructions in accordance with the procedures of their bank, brokerage firm or other agent.
How do I vote?
If you are a shareholder of record, you may use one of the following means:
•	vote in person—we will provide a ballot to shareholders who attend the Annual General Meeting and wish to vote in person
•	vote by telephone in advance of the Annual General Meeting
•	vote by traditional mail—if you request a paper proxy card, complete, sign and date the proxy card then follow the instructions on the proxy card
•
vote via the Internet—follow the instructions on the Notice of Internet Availability or proxy card and have the Notice of Internet Availability or proxy card available when you access the internet website

All Common Shares represented by proxy for the Annual General Meeting duly executed and received by the Voter Deadline will be voted at the Annual General Meeting in accordance with the terms of the proxy. This includes votes submitted via the Internet or by telephone. Submitting your proxy, whether via the Internet, telephone or by mail if you requested a paper proxy card, will not affect your right to vote in person at the Annual General Meeting if you were a shareholder of record as of 11:59 P.M. CET on April 26, 2024, and should you decide to attend the Annual General Meeting and vote your shares at the Annual General Meeting. If you decide to vote in person at the Annual General Meeting, your previous proxy will be revoked and become void.
If you are not a shareholder of record, please refer to the voting instructions provided by your nominee that will direct you on how to vote your Common Shares.
Your vote is important. Whether or not you plan to attend the Annual General Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual General Meeting if you have already voted by proxy.
How do I revoke my proxy?
A shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company or by delivering a later-dated proxy or by voting in person at the Annual General Meeting.
What is the quorum requirement for the Annual General Meeting?
There is no quorum requirement. The Annual General Meeting will proceed regardless of the number of Common Shares present or represented by proxy.
What are broker non-votes?
Broker non-votes occur when Common Shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the Common Shares on a particular resolution item.
Broker non-votes have no effect on the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your Common Shares will not be authorized to vote on Proposals 1 through 8 (broker non-votes). The appointment of the independent auditor (Proposal 9) and the ratification of the appointment of the independent registered public accounting firm (Proposal 10) are considered to be routine matters and, accordingly, even if you do not instruct your broker, bank or
2024 Proxy Statement	Orion S.A.	3

Orion S.A. 2023 Annual General Meeting of Shareholders
Proxy Statement
other nominee on how to vote the Common Shares in your account for Proposal 9 or Proposal 10, brokers will be permitted to exercise their discretionary authority to vote for the appointment of the independent auditor and the ratification of the appointment of the independent registered public accounting firm. We encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual General Meeting.
What if I return a proxy card but do not make specific choices?
All proxies will be voted in accordance with the instructions specified on the proxy card.
If you do not vote on specific resolution items and you hold your Common Shares through a broker, bank or other nominee and your broker, bank or other nominee does not have discretionary power to vote your shares, your Common Shares may constitute “broker non-votes” (as described above). Voting results will be tabulated and certified by the inspector of elections appointed for the Annual General Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, on or around May 10, 2024, the Company will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability and at https://investor.orioncarbons.com/financial/Proxy-Statements/default.aspx. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help the environment and reduce costs to the Company associated with the physical printing and mailing of proxy materials.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability will provide you with instructions regarding how to use the Internet to:
•	View the Company’s proxy materials for the Annual General Meeting
•	Instruct the Company to send future proxy materials to you by e-mail
The Company’s proxy materials are also available at https://investor.orioncarbons.com/financial/Proxy-Statements/default.aspx. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this proxy statement.
Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Who is paying for this proxy solicitation?
The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Shares. We have not retained an outside proxy solicitation firm to assist us with the solicitation of proxies.
4	Orion S.A.	2024 Proxy Statement

Orion S.A. 2023 Annual General Meeting of Shareholders
Proxy Statement
BOARD OF DIRECTOR NOMINEES

Qualifications, Attributes, Skills and Experience	Kerry A. Galvin	Paul Huck	Mary Lindsey	Didier Miraton	Yi Hyon Paik	Corning F. Painter	Dan F. Smith	Hans-Dietrich Winkhaus	Michel Wurth	TOTAL
Social Governance	●	●	●	●	●	●	●	●	●	9/9
Past/Present CEO				●		●	●	●		4/9
Past/Present CFO		●	●				●		●	4/9
Past/Present Operations Leader				●	●	●	●	●	●	6/9
Past/Present IT Leader		●								1/9
Financial Expertise		●	●			●	●	●	●	6/9
Financing/ Capital Markets	●	●	●		●	●	●	●	●	8/9
Chemical Technology				●	●	●				3/9
Risk Management	●	●	●	●	●	●	●	●	●	9/9
Human Capital	●	●		●		●	●			5/9
Corporate Governance	●	●	●	●	●	●	●	●	●	9/9
Legal/Regulatory	●	●	●						●	4/9
Other Public Company Director			●				●		●	3/9
Marketing				●	●	●		●		4/9
Industry Expertise	●	●		●	●	●	●	●	●	8/9
Cybersecurity Governance	●	●	●			●				4/9
M&A	●	●	●		●		●	●	●	7/9
EHS	●	●	●	●	●	●	●	●	●	9/9
R&D & Innovation				●	●	●				3/9
Veteran		●					●			2/9

2024 Proxy Statement	Orion S.A.	5

Orion S.A. 2023 Annual General Meeting of Shareholders
Proxy Statement

CURRENT DIRECTOR | **U.S. CITIZEN**

Kerry A. Galvin, 63

Retired General Counsel General Counsel of AXIP Energy Services LP and previously Lyondell Chemical Company

DIRECTOR SINCE
August 2018

OTHER BOARDS
Formerly American Corporate Counsel Association, formerly the Alumni Association of The University of Michigan and The Georgetown University Board of Regents

CURRENT DIRECTOR | **U.S. CITIZEN**

Paul Huck, 74

Retired Chief Financial Offcer of Air Products and Chemicals

DIRECTOR SINCE
July 2014

OTHER BOARDS
Formerly St. Luke's University Hospital Network and formerly NewPage Corporation and AdvanSix

CURRENT DIRECTOR | **U.S. CITIZEN**

Mary Lindsey, 68

Retired Chief Financial Offcer of Commercial Metals Company

DIRECTOR SINCE
July 2020

OTHER BOARDS
Audit Committee Chair at Lindsay Corporation and Methode Electronics, Inc.

CURRENT DIRECTOR | **FRENCH CITIZEN**

Didier Miraton, 65

President of Consulting Firm, LA Combe SAS, former Managing Partner of Michelin

DIRECTOR SINCE
July 2014

OTHER BOARDS
Formerly Vilmorin Clause & Cie SA

CURRENT DIRECTOR | **U.S. CITIZEN**

Yi Hyon Paik, 68

Partner at Asia-IO Partners,
Retired President and Chief Strategy Offcer of Samsung SDI Company

DIRECTOR SINCE
July 1, 2022

OTHER BOARDS
Versum Materials, Inc. until 2016

CURRENT DIRECTOR
CHIEF EXECUTIVE OFFICER | **U.S. CITIZEN**

Corning F. Painter, 61

CEO of Orion S.A.

DIRECTOR SINCE
September 2018

OTHER BOARDS
None

CURRENT DIRECTOR | **U.S. CITIZEN**

Dan F. Smith, 78

Retired Chairman, President and Chief Executive Offcer of Lyondell Chemical Company

DIRECTOR SINCE
July 2014

OTHER BOARDS
Chairman of the Board Magnolia Oil & Gas Corporation and formerly Northern TierEnergy LLC and Nexeo Solutions, Inc.

CURRENT DIRECTOR | **GERMAN CITIZEN**

Hans-Dietrich Winkhaus, 86

Retired Chief Executive Offcer of Henkel KGaA

DIRECTOR SINCE
July 2014

OTHER BOARDS
Formerly Deutsche Telekom AG (Chair), Schwarz Pharma AG (Chair), BMW AG, Lufthansa AG, ERGO AG, Degussa AG and Galeria Kaufhof AG

CURRENT DIRECTOR | **LUXEMBOURG CITIZEN**

Michel Wurth, 70

DIRECTOR SINCE
July 2020

OTHER BOARDS
ArcelorMittal Luxembourg (Chair), ArcelorMittal S.A. (non-independent), Council of the Luxembourg Central Bank, formerly Luxembourg Chamber of Commerce (Chair) and Union des Entreprises Luxembourgeoises (Chair)

INDEPENDENCE

89%
Independent

8 Independent

1 Non-Independent
Corning F. Painter, CEO

AGE

- 3 60 - 65 Years
- 3 66 - 70 Years
- 1 71 - 75 Years
- 2 76 - 90 Years

DIVERSITY

- 4 Ethnic Minorities (Relates to country of origin)
- 2 Women
- 2 U.S. Veterans
- 1 Ethinic Minority (Relates to EEOC Classification)

TENURE

6 5-9 Years

3 0-4 Years

5.6 Years
Average
Tenure

6	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
PROPOSAL 1
Election of Directors
All nine director nominees are current directors of the Board. Each director nominee presented below, if elected, will serve as a director until the next Annual General Meeting of shareholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal. All the director nominees listed below have given their consent to be named as nominees for election and have indicated their intention to serve if they are elected. Following the 2024 Annual General Meeting, the Board will remain fully independent except for our CEO, Mr. Painter. The Board does not anticipate that any of the nominees will be unable to serve as a director, but in the event that any nominee is unable to serve as a director or should otherwise become unavailable before the 2024 Annual General Meeting, the Board may either propose an alternate nominee, in which case the proxies will be voted for the alternative nominee unless directed to withhold from voting, or the Board may elect to reduce the size of the Board.
Director Nominees
Our Board believes that it is necessary for each of our directors to possess qualities such as integrity and honesty as well as attributes and skills that contribute to a diversity of views and perspectives amongst the directors. These characteristics enhance the overall effectiveness of the Board. The ability and willingness to commit adequate time and attention to Board and Committee activities, and the complementing mix of individual’s skills and personality in line with those of other directors are additional key criteria for Board membership.
As described under section “Corporate Governance and Director Independence – Selection and Evaluation of Director Candidates” and as further prescribed in the committee’s charter, our Nominating, Sustainability and Governance Committee considers all factors it deems relevant after thorough review when evaluating prospective candidates or current board members for nomination to our Board. Candidates brought to the attention of the Nominating, Sustainability and Governance Committee by shareholders are evaluated with the same criteria as the Board’s own nominees. All our director nominees bring to the Board leadership experience derived from past and present service. There are no family relationships between these directors and executive officers of the Company, and no legal proceedings adverse to the Company are pending in which director nominees are involved as a party or otherwise.
The director nominees bring a diversity of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provides our Board, as a whole, with the skills and expertise that reflect the needs of the Company.
Certain individual experiences, qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the biographies set forth below.
BIOGRAPHIES OF DIRECTOR NOMINEES
Board member since August 2018	CURRENT DIRECTOR	U.S. CITIZEN
Kerry A. Galvin, 63
Ms. Galvin, age 63, has been an attorney for 36 years, including 27 years as in-house counsel. She spent 18 years (1990-2008) at Lyondell Chemical Company, a publicly listed global chemical company in the Fortune 200, including the last eight years as an executive officer and General Counsel. Later, she became an executive officer and General Counsel at Axip Energy Services LP, a privately held oil field services company, from 2010 to 2015. She then served as a consultant to Axip from 2015 through 2016.

Ms. Galvin has been a board member of the American Corporate Counsel Association, and a former board member of the Alumni Association of the University of Michigan and The Georgetown University Board of Regents.

She earned a Bachelor of Science degree in foreign service from Georgetown University and a Juris Doctor from the University of Michigan.

Ms. Galvin brings to the Board over 36 years of experience in managing legal and compliance matters and working extensively in corporate finance, securities law and corporate governance, including advising boards of directors and serving as an executive officer at a public company. Throughout her career, Ms. Galvin gained in depth experience in ESG related matters. She also managed human resources, compliance, risk management, public relations and government affairs functions. In 2023, Ms. Galvin has participated in a two-day master class on cybersecurity organized by the National Association of Corporate Directors (NACD).

2024 Proxy Statement	Orion S.A.	7

PROPOSAL 1: Election of Directors
Q&A: What have you learned about Orion since joining the Board that was unexpected?

“I have discovered how incredibly resilient and compassionate our employees are. How they managed through the COVID pandemic and, particularly for our European employees, the impacts (economic, geopolitical, and social) of the Ukrainian war, has been inspiring to me.”

Board member since July 2014	CURRENT DIRECTOR	U.S. CITIZEN
Paul Huck, 74
Mr. Huck, age 74, was the Chief Financial Officer of Air Products and Chemicals, a publicly listed global industrial gas and chemicals company, from 2004 until his retirement in 2013, where he oversaw finance, IT, planning, shared services and corporate risk.

Prior to being Air Products and Chemicals’ CFO, he served as their Corporate Controller from 1994 until 2004. Mr. Huck joined Air Products and Chemicals in 1979 as a Financial Analyst and held various positions, including Manager of Project Control, Controller of the equipment division, Controller of the chemicals group, and Controller of the environmental and energy systems group. Before joining Air Products and Chemicals, Mr. Huck served as an officer in the U.S. Navy.

Since his retirement in 2013, Mr. Huck served on the Boards of AdvanSix, Inc. and NewPage Corporation. He also served on various non-profit boards. Mr. Huck is a member of the board of directors of St. Luke’s University Hospital Network in Bethlehem, Pennsylvania until 2023.

Mr. Huck holds a Bachelor of Science degree in mathematics from the United States Naval Academy and a Master of Business Administration (MBA) degree from the Johnson Graduate School of Management at Cornell University.

Mr. Huck brings to the Board over 30 years of leadership, financial and accounting experience in the chemicals industry, as well as extensive experience with regulated industries, operations as well as ESG matters. Mr. Huck is a financial expert and has been an executive officer at a public company. In this role, he was also responsible for cyber security and has gained experience in this field.

Q&A: Which Board activity over the past year stands out to you?

“I believe it is the board's increased focus on cybersecurity. We have moved to have the Audit Committee review and progress at every regular audit committee meeting with a report back to the board at its next meeting. Also, the head of cybersecurity comes forward to the full board to give an overview of our progress and future plans each year. We have also ingrained the use of the NIST framework for the evaluation of our cybersecurity progress and prioritizing our plans.”

8	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
Board member since July 2020	CURRENT DIRECTOR	U.S. CITIZEN
Mary Lindsey, 68
Ms. Lindsey, age 68, served as Chief Financial Officer of Commercial Metals Company, a publicly listed global manufacturer and recycler of steel and other metals, from 2016 until her retirement in 2019.

Ms. Lindsey joined the Commercial Metals Company in 2009 as Vice President, Tax. She was appointed Vice President, Tax and Investor Relations in 2015, Vice President and Chief Financial Officer in 2016 and Senior Vice President and Chief Financial Officer in 2017. Previously, Ms. Lindsey spent twenty years at The Timken Company starting as a Corporate Attorney and then moving into various roles, including business strategy, until her promotion to Vice President, Tax and Tax Counsel before departing in 2005.

Ms. Lindsey currently serves as a director and chair of the Audit Committee of Lindsay Corporation, a provider of water management and road infrastructure products and services and as a director and chair of the Audit Committee of Methode Electronics, Inc. (NYSE: MEI), a global developer of custom engineered and application specific products.

Ms. Lindsey has a Bachelor of Arts degree in Russian and Political Science from the State University of New York, a Juris Doctor degree from the State University of New York at Buffalo, as well as a Master of Law (LL.M.) degree in Taxation from Case Western University.

Ms. Lindsey brings to the Board extensive experience in financial, accounting and tax matters and she is a financial expert and served as an executive officer at a public company. Ms. Lindsey has earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University in 2023.

Q&A: Which Board activity over the past year stands out to you?

“As a relatively new board member I learned a tremendous amount about the company from visiting the Kalscheuren facility. This is the largest manufacturing facility of the company and also the center of its R&D function. I was impressed with the striking array of technology and research activities which the company conducts to continue to provide innovative products and to investigate sustainable solutions to the carbon black industry.”

Board member since July 2014	CURRENT DIRECTOR	FRENCH CITIZEN
Didier Miraton, 65
Mr. Miraton, age 65, is currently a professor in the MBA program at the Collège des Ingénieurs (CDI) in Paris, France. He also is a member of the supervisory board of the French private company Thea Holding and is the appointed president of the consulting firm La Combe SAS since 2016. Mr. Miraton also holds supervisory board membership positions at five French start-up companies, Khéoos since 2022, Biotyfood since 2021, Glowbl since 2020, TrustInSoft since 2019 and Cardiorenal since 2018.

From 2007 to 2011, Mr. Miraton served as Managing Partner of Michelin, the second largest publicly listed global tire manufacturer. Previously, as member of the Michelin Group Executive Council, he acted as president of Michelin’s worldwide Research & Technology group and as the supervisor of the Group’s industrial policy.

From 2012 to 2013, Mr. Miraton was appointed as CEO of Pierre Fabre, a French multinational pharmaceutical and cosmetics company, and acted as an independent director of Vilmorin Clause & Cie SA from November 2007 until 2015. Mr. Miraton also held the CEO position of Almérys SAS, a French information technology company operating in the health insurance data sphere, from 2013 until 2015.

Mr. Miraton received a civil engineering degree from the École Nationale des Ponts-et-Chaussées.

He brings to the Board a strong experience in the fields of industry, lean manufacturing, research and development, innovation, as well as Information Technology and adds significant experience in the global management of industrial companies.

Q&A: What do you like best about Orion’s Board culture?
“Deep and open-minded debates between board members and with the executive team for the best of the company.”
2024 Proxy Statement	Orion S.A.	9

PROPOSAL 1: Election of Directors
Board member since July 2020	CURRENT DIRECTOR	U.S. CITIZEN
Yi Hyon Paik, 68
Dr. Yi Hyon Paik, age 68, served as President and Chief Strategy Officer of Samsung SDI Company, a publicly listed South Korean producer of lithium-ion batteries and electric materials, from 2014 to 2016. Prior to Samsung SDI, he was the Executive Vice President and Head of the Electronic Materials Business at Samsung Cheil Industries from 2010 to 2013. From 2009 to 2010, Dr. Paik worked at the Dow Chemical Company as its Business Group Vice President and Head of Electronic Materials Business. Before Dow Chemical Company, he served at Rohm and Haas as Business Group Vice President and President of the Electronic Materials Business.

Dr. Paik served as Partner at Asia-IO Partners between 2020 and 2023. He was also a board member of Versum Materials, Inc. from 2016 until the company was acquired by Merck KGaA in 2019.

Dr. Paik earned a Bachelor of Arts and a Master of Science degree in Chemistry from Seoul National University, a Doctor of Philosophy (Ph.D.) degree in Chemistry at the University of Pittsburgh and was a Postdoctoral Fellow at Columbia University.

Dr. Paik brings to the Board extensive leadership experience as an executive officer in multinational companies, the electronic materials industry, and the energy storage industry. He served as an executive officer at a public company and also provides experience in research and development, strategic planning and global business expertise with a deep technical understanding.

Q&A: What do you like best about Orion’s Board culture?

“I think we have a great Board. The diversity of experiences, backgrounds and gender and ethnicity are impressive. From these diversities, we are discussing frankly and respectfully to direct management to the best of the company.”

Non-independent Board member since September 2018	CURRENT DIRECTOR	U.S. CITIZEN
Corning F. Painter, 61
Mr. Painter, age 61, became the CEO of Orion S.A. in September 2018. He is responsible for setting strategy and policy, developing leadership talent, meeting customer and shareholder commitments, and setting company culture.

Prior to joining Orion, Mr. Painter was the Executive Vice President for the Industrial Gases division at Air Products and Chemicals, a publicly listed global industrial gas company, from 2014 until 2018. From 2013 to 2014, he served as Air Products’ Senior Vice Present of Merchant Gases. Mr. Painter joined Air Products in 1984 as a participant in a career development program and held various positions including Vice President, Global Electronics, Senior Vice President, Corporate Strategy and Technology, and Senior Vice President Supply Chain (operations, engineering, procurement and safety). He was based overseas in Asia and Europe for ten years.

Mr. Painter has served on numerous non-profit boards. He is a Certified Professional Engineer and holds a Bachelor of Science degree in chemical engineering from Carnegie Mellon University.

Mr. Painter brings to the board in-depth knowledge of the company and extensive executive officer experience in the global chemicals industry. He has financial expertise and has participated in a two-day master class on cybersecurity organized by the National Association of Corporate Directors (NACD) in 2023.

Q&A: What do you like best about Orion’s Board culture?

“One of the things I most like about the Orion board culture is that the board is open to management presenting ideas and concepts even at an early stage of their development. This often adds significant value given management gains insights from the board early on and can shape the initial, overall direction of such projects accordingly.”

10	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
Board member since July 2014	CURRENT DIRECTOR, CHAIRMAN	U.S. CITIZEN
Dan F.Smith, 78
Mr. Smith, age 78, served as president of Lyondell Chemical Company, a publicly listed global chemical company, since 1994, and became Lyondell Chemical’s CEO in 1996 as well as chairman of Lyondell Chemical’s board of directors in 2007. Mr. Smith retired in December 2007 as chairman, president and CEO of Lyondell Chemical Company following the acquisition of Lyondell Chemical Company by Basell.

Mr. Smith is currently the chairman of the board of Magnolia Oil & Gas Corporation. Previously, Mr. Smith served as independent director and chairman of the board of Kraton Performance Polymers, Inc., board member of Northern Tier Energy LLC and chairman of the board of Nexeo Solutions, Inc.

Mr. Smith also serves as a member of the College of Engineering Advisory Council at Lamar University.
Mr. Smith earned a Bachelor of Science degree in chemical engineering from Lamar University. He served in the U.S. Armed Forces.

Mr. Smith brings to the Board more than 40 years of executive leadership, covering operations and finance responsibilities. He has gained financial expertise as well as in-depth knowledge of the chemical and energy industries through various senior executive roles including that of CFO and then CEO of Lyondell Chemical Company. He has extensive board experience, including that of chairman, on both public and private boards.

Q&A: What do you like best about Orion’s Board culture?

“I like the open and frank participation by all the board members who come well prepared for the meetings. They are collegial and supportive of each other and the management team while challenging each other and the team as appropriate utilizing their extensive experience and knowledge.”

Board member since July 2014	CURRENT DIRECTOR	GERMAN CITIZEN
Hans-Dietrich Winkhaus, 86
Mr. Winkhaus, age 86, served as CEO of Henkel group, a publicly listed global consumer goods and adhesives company from 1992 to 2000. From 2000 to 2008, he was a member of the Henkel shareholder committee. Mr. Winkhaus spent most of his professional career at Henkel in different finance, marketing and sales functions, nationally and internationally. Before joining Henkel in 1967, he was an assistant at the Banking Institute of the Ludwig Maximilian University in Munich, Germany.

Mr. Winkhaus also served as chairman of the supervisory board of Deutsche Telekom AG from 2000 to 2003 and Schwarz Pharma AG from 1998 to 2007. He was a supervisory board member at BMW AG, Lufthansa AG, ERGO Versicherung AG, Degussa AG and up to September 2019 of Galeria Kaufhof AG.

Mr. Winkhaus is engaged in the CARE organization in Germany and was President of the Institute of the German Economy (Institut der deutschen Wirtschaft) from 2000 to 2007.
He studied Business Administration in Munich and Lausanne, Switzerland, and received a Dr. of Philosophy (Ph.D.) degree from Ludwig Maximilian University, Munich.

Mr. Winkhaus brings to the Board many years of executive leadership as well as financial, marketing and organizational experience. He also has significant knowledge of the chemicals industry covering also sustainability matters, is a financial expert and has extensive board experience, including that of chairman of a public company.

Q&A: Which Board activity over the past year stands out to you?

“One of the most important events of 2023 was the final Board approval to build a new plant in Texas for our products for the battery-industry. It shows Orion's ability to invest in innovative new business.”

2024 Proxy Statement	Orion S.A.	11

PROPOSAL 1: Election of Directors
Board member since July 2020	CURRENT DIRECTOR	LUXEMBOURG CITIZEN
Michel Wurth, 70
Michel Wurth, age 70, is the chairman of ArcelorMittal Luxembourg and non-independent board member of ArcelorMittal S.A., one of the world’s largest global steel and mining companies. He has served most of his professional career within ArcelorMittal and its predecessor companies, Arcelor and ARBED. Between 2006 and 2014, he was Senior Executive Vice President and member of the Group Management Board of ArcelorMittal, successively in charge of Flat Carbon Steel Europe, Global Automotive, R&D and Long Carbon steel worldwide. He was CFO of Arcelor starting from 2002 to 2006 and occupied different functions at ARBED prior to 2002, in particular CFO and Corporate Secretary.

Mr. Wurth serves as a supervisory board member of SMS Group, Germany. He is also a member of the Council of the Luxembourg Central Bank. He was chairman of the Luxembourg Chamber of Commerce and of Union des Entreprises Luxembourgeoises between 2004 and 2019.

He holds a Master of Science degree in Economics from the London School of Economics, a Master of Science degree in Law from the University of Grenoble,France, and a degree in Political Science from the Institut d’Etudes politiques de Grenoble France. He is a Dr. of Laws, Honoris Causa, from Sacred Heart University.

Mr. Wurth brings to the Board many years of experience in senior executive leadership of a publicly listed industrial company. He also provides experience in finance, global business management, sustainability, and strategic planning.

Q&A: Which Board activity over the past year stands out to you?
“The increased focus put by the board and the sustainability committee on how to master the CO2 and other emission challenge is particularly important for the future of the industry. The world needs carbon black of the highest quality, and it is up to Orion to find ways and technologies to produce and supply it in the most sustainable way. The Board clearly recognizes this and over the past year has taken even further steps to better understand how the company can make continuous progress in such a direction.”

12	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
We are asking our shareholders to approve the following resolution regarding appointment of each director nominee:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby resolve that each director nominee is appointed by the Annual General Meeting as Director of the Company for a term ending on the date of the Annual General Meeting of shareholders of the Company called to approve the Company’s annual accounts and consolidated financial statements for the financial year ending December 31, 2024.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.
2024 Proxy Statement	Orion S.A.	13

PROPOSAL 1: Election of Directors
CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE
Corporate Governance Guidelines
The Board has adopted the Company’s Corporate Governance Guidelines which describe the Board’s view on several governance topics. The Corporate Governance Guidelines along with the charters of the Board committees and the Company’s Code of Conduct as well as the Company’s Code of Ethics for Senior Financial Officers, provide the corporate governance framework of the Company. The recent corporate governance initiatives adopted by the Board are discussed below. Our Corporate Governance Guidelines and the Company’s Code of Ethics for Senior Financial Officers can be found under “Investors” and “Corporate Governance” on our website https://investor.orioncarbons.com/governance/governance-documents/default.aspx.
The information contained on, or that can be accessed through our website is not incorporated by reference and is not a part of this Proxy Statement.
The following table summarizes the most important corporate governance practices of our Board:
GOVERNANCE PRACTICES
•	Strong participation and commitment by all directors documented by 100% Board, committee meeting and working session attendance rate in 2023
•	Director plant visits and continued education, e.g. on production technology developments
•	Risk and strategy oversight (including environmental and social responsibility strategy and progress as well as cyber security) by full Board assisted by Board committees
•	Regular strategy and progress reviews by Board committee on ESG related matters, including Company’s goals on emissions reductions, and respective reports and discussions by the full Board
•	Annual election of all directors
•	Assessment of the advisability of establishing Board tenure or age limitations
•	Structured orientation process for new directors with continued orientation sessions on matters relevant to the Company, its business plan and risk profile
•
Thorough annual Board and committee evaluation process led by the Nominating, Sustainability and Governance Committee and General Counsel as well as self-assessment of the Board’s and committees’ effectiveness

•	Recurring review and amendment (if necessary) of Board committee charters and of Company’s central compliance policies
•	Periodic review of material legal and regulatory developments and best practices on committee and Board level
•	Regular Board review and discussion of CEO succession plan and assessment of senior leadership positions
•	Regular Board review of CEO performance and succession led by the Compensation Committee
•	Regular executive sessions of independent directors
•	Regular Audit Committee executive sessions with the CFO, Internal Audit and External Audit as well as Safety and Operations, cybersecurity and ESG
•	Regular exposure to a broad set of management in Board meetings and discussions
•	Robust stock ownership guidelines (5X salary for CEO and 5x annual cash retainer for the Board of Directors)
•	Policies prohibiting hedging, insider trading, short sale and pledging Company stock by directors and employees
•	Compensation recovery policy (Clawback Policy) for the incentive-based compensation of the CEO, NEOs, and principal accounting officer
•	Board and committee authority to retain independent advisors
•	No shareholder rights plan (Poison Pill)
14	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors

QUALIFICATIONS

CEO Experience
44%

CFO Experience
44%

IT Leader Experience
11%

Corporate Leadership Experience
100%

Operations Leader Experience
67%

ESG Experience
100%

DIVERSITY

56% Cultural Diversity
Based on country of origin

11% Ethnic Diversity
Based on U.S. EEOC classification.

22% Gender Diversity

89% Independent
8
1

AGE
76 - 90 Years: 2
71 - 75 Years: 1
60 - 65 Years: 3
66 - 70 Years: 3

22% Veterans
U.S. Armed Forces

Board Refreshment
4 in 5 Years

Average Tenure
5.6 Years

*
Mr. Tony L. Davis served on the Board from July 1, 2022, and resigned on December 27, 2023, to focus on other commitments and not as a result of any disagreement with the Company. For the purpose of calculating average tenure, we included his term served until resignation. All other Director nominee key facts are as of June 20, 2024.

2024 Proxy Statement	Orion S.A.	15

PROPOSAL 1: Election of Directors
Diversity
Our nominated directors bring a diverse set of perspectives to our Board. Our Board has directors with cultural backgrounds from five different countries of origin and hold citizenship in five different countries. They are domiciled in the United States, Europe and Asia. Three directors (33%) hold citizenship in a European country, one director (11%) originates from an Asian country, and two directors (22%) are female (one of whom is a committee chair). Two directors (22%) served in the U.S. Armed Forces. We believe that diversity of gender, nationality, veteran status and cultural background are an important dimension of diversity in the Company and our Board.
Independence
Eight out of nine (89%) of the director nominees are independent with Mr. Painter, the Company CEO, being the only non-independent director.
Composition of the Board
Our current Board consists of nine members. Our directors hold office until their successors have been elected and qualified or appointed, or until the earlier of their death, resignation or removal. Interim vacancies on the Board are filled solely by the affirmative vote of a majority of the remaining directors then in office, until a regular shareholder meeting appoints a new director. Each of our directors is elected by shareholder vote annually.
Our Nominating, Sustainability and Governance Committee oversees the annual assessment of the composition of our Board, including a review of the size of the Board, the skills and qualifications represented on the Board, and a self-assessment of the effectiveness of our Board and its committees. The committee thereby identifies any opportunities for improvement, as further described below. The findings of the annual review of the Board and its committees are reported to and discussed with the full Board.
We believe that appropriate director qualifications and characteristics include having directors with diverse backgrounds, education, experiences, expertise and perspectives. These qualifications and characteristics are:
•	Personal qualities and characteristics such as integrity and honesty
•	Adherence to the highest ethical standards, accomplishments, and reputation in the business community
•	Strong knowledge and experience in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business
•	Ability and willingness to commit adequate time to Board and committee matters including respective travel commitments
•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company
•	Diversity of viewpoints, background, experience, and other demographics
•	Ensuring that a majority of the Board consists of directors who the Board has determined have no material relationship with the Company and who are “independent” under the NYSE Rules
•	Strong leadership skills and solid business judgment
•	Commitment to representing the long-term interests of our shareholders
Selection and Evaluation of Director Candidates
The Board is free to select its Chairman and the Company’s CEO in the manner it considers in the best interest of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. Currently, the two positions are separated.
At any time when the positions of Chairman and CEO are filled by one individual, the independent directors shall designate from among themselves a lead director, who shall have the following powers and duties:
•	Presiding at all meetings of the Board at which the Chairman and CEO is not present
•	Presiding at executive sessions of the independent directors
•	Reviewing and approving meeting agendas, meeting schedules and information sent to the Board
•	Serving as a liaison between the Chairman and CEO and the independent directors
•	Having the authority to call meetings of the independent directors
•	Being available for consultation and direct communication with shareholders, as appropriate
The Nominating, Sustainability and Governance Committee is responsible for searching, selecting or recommending for the Board’s selection, the slate of qualified director nominees for election to the Company’s Board and, if deemed feasible by the Board, for filling vacancies occurring between Annual General Meetings of shareholders. The Nominating, Sustainability and Governance Committee may also consult with outside advisors or retain independent search firms to assist in the search for qualified candidates. The Nominating, Sustainability and Governance Committee endeavors to identify a diverse list of potential candidates, including diversity in experience, skills, culture and gender, among other factors. Once potential candidates are identified, the Nominating, Sustainability and Governance Committee reviews
16	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the NYSE Rules. The committee assesses also whether candidates meet the qualifications desired by the Nominating, Sustainability and Governance Committee for election as director as well as future committee member, as applicable.
The Nominating, Sustainability and Governance Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) and in recommending candidates for election, the Nominating, Sustainability and Governance Committee will consider the individual’s, cultural background, experience and characteristics. In addition, the Nominating, Sustainability and Governance Committee reviews the overall composition of the Board to ensure there is an appropriate mix of specific culture, experience, qualifications and skills to promote a diversity of points of view for the effective performance of the Board’s oversight functions and representation of shareholders’ interests. One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the Annual General Meeting, including a resolution to appoint a director of the Company, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the Annual General Meeting. The Board through its Nominating, Sustainability and Governance Committee will give appropriate consideration to candidates for Board membership proposed by shareholders and will evaluate such candidates in the same manner as other candidates identified by or submitted to the Board.
Director Tenure and Retirement Policy
Under Luxembourg law, a given director can be appointed to the Board an unlimited number of times for a maximum period of six years for each such appointment. Because of the value the Board places on having directors who are knowledgeable about the Company and its operations, the Company follows the policy to nominate each director for the election by shareholders for a one-year period at a time only, with the ability to be re-elected to the Board on a yearly basis. In connection with each director nomination recommendation, the Nominating, Sustainability and Governance Committee considers continuing director tenure and retirement aspects.
To ensure that directors may appropriately discharge their responsibilities, the Board has adopted a policy that any director (including a management director) who has a significant change in business affiliation or position of principal employment which the Board may deem to be contrary to the best interests of the Company or adversely affecting her or his ability to perform the essential functions and responsibilities of a director, will be expected to tender her or his proposed resignation from the Board to the Nominating, Sustainability and Governance Committee (or, in the event of the chair of the Nominating, Sustainability and Governance Committee’s occupation or association changing, to the Chairman of the Board). The Nominating, Sustainability and Governance Committee shall review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continues to serve as one of the Company’s directors.
Board Refreshment
The Board seeks to bring together a diverse mix of directors that the Board and senior management can leverage to make well-considered strategic decisions in the best interests of the Company and its stockholders. To gather new ideas and perspectives, and to respond to the ever-changing needs of our clients and other stakeholders, the Board actively seeks candidates representing a range of tenures, areas of expertise, industry experience, and backgrounds. Consequently, the Board has refreshed its composition by adding four new directors in the last five years, including Ms. Mary Lindsey in 2020, who brings finance, accounting, tax and cybersecurity expertise, Mr. Yi Hyon Paik in 2020, who brings technology, strategy and research and development experience and Mr. Michel Wurth in 2020, who adds finance, strategy and sustainability expertise. Mr. Anthony L. Davis joined the Board in 2022, and brought knowledge and experience in the ESG field while adding an investor perspective to the Board. He served on the Board until his resignation on December 27, 2023, to focus on other commitments and not as a result of any disagreement with the Company.
Election of Directors
In accordance with our articles of association, the election of directors requires the approval of a majority of the votes validly cast at the Annual General Meeting.
Director Independence
Our nominated Board is composed of a supermajority of independent directors in accordance with the NYSE listing requirements. In making a respective determination, the Board has affirmed that each of the independent directors meets the objective requirements for independence set forth by the NYSE listing requirements. The independent directors are Ms. Kerry A. Galvin, Mr. Paul Huck, Ms. Mary Lindsey, Mr. Didier Miraton, Mr. Yi Hyon Paik, Mr. Dan F. Smith, Mr. Hans-Dietrich Winkhaus, and Mr. Michel Wurth. Only one director, Mr. Corning Painter, is not independent because he is our CEO.
The independence standards included in the NYSE listing requirements specify the criteria by which the independence of our directors is determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company, its management or its independent registered public accounting firm.
2024 Proxy Statement	Orion S.A.	17

PROPOSAL 1: Election of Directors
Code of Conduct, Governance Guidelines and Code of Ethics for Senior Financial Officers accompanied by Whistleblower Policy and Hotline
We operate under a written Code of Conduct that applies to all our employees and directors, including those officers responsible for financial reporting. Upon employment with us, all officers and employees are required to affirm in writing their receipt and review of the Code of Conduct and their compliance with its provisions. Our Code of Conduct is accompanied by our whistleblower policy and hotline. The Company’s General Counsel addresses all material whistleblower complaints with the Board’s Audit Committee on a quarterly basis. We maintain an Insider Trading Policy that safeguards compliance with insider trading laws and prohibits officer, employee and director hedging of Company securities, including our Common Shares.
A yearly training reflecting the principles laid out in our Code of Conduct and other material policies is mandatory for all employees, globally. In 2023, 100% of Company employees successfully completed our compliance training.
Also, as previously mentioned, the Board has, upon the recommendation of the Nominating, Sustainability and Governance Committee, adopted a set of Corporate Governance Guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Such guidelines address, in particular Board composition, Board leadership, the selection of directors, the organization of Board meetings, executive Board sessions, Board committee purpose and responsibilities, management succession, Board compensation, expectations on directors, Board evaluation processes and the reliance on management and outside advice.
Additionally, the Board has adopted a Code of Ethics for Senior Financial Officers, applicable to the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, in order to:
•	Promote honest and ethical conduct including the ethical handling of conflicts of interest
•	Promote full, fair, accurate, timely and transparent disclosure
•	Promote compliance with applicable laws and governmental rules and regulations, NYSE Rules, accounting standards and Company policies
•	Deter wrongdoing
The Code of Ethics for Senior Financial Officers is accompanied by the Company’s Clawback Policy, which applies in the event of material misstatements in our financial reporting.
Our Code of Conduct, Corporate Governance Guidelines, Code of Ethics for Senior Financial Officers and the Company‘s Clawback Policy can be accessed under the Investors and Corporate Governance links on our website at https://investor.orioncarbons.com/governance/governance-documents/default.aspx and https://orioncarbons.com/legal/compliance-guidelines/#compliance_policies. We intend to satisfy any disclosure requirements pursuant to Item 5.05 of Form 8-K and NYSE rules regarding any amendment to, or waiver from, certain provisions of our Code of Conduct by posting such information on our website.
18	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
Board Evaluation
The chair of the Nominating, Sustainability and Governance Committee coordinates the annual self-evaluation process on behalf of the Board. The charter of each committee of the Board also requires an annual performance evaluation, which is performed for each committee as part of the annual Board evaluation.
The Board self-evaluation process involves completion of an electronic questionnaire by each Board and committee member, followed by a one-on-one interview of each director conducted by the chair of the Nominating, Sustainability and Governance Committee. On this basis, the chair of the Nominating, Sustainability and Governance Committee leads a discussion with each committee and the full Board to review the results of the self-evaluation and identify follow up items. The objective is to allow the directors to share their perspectives and consider adjustments or enhancements to the Board processes in response to the feedback.
Shareholder Engagement
Our executive management team actively engages in communications throughout the year with shareholders of all ownership levels. Generally, these communications involve presentations to investors and question and answer sessions, meetings with investors and shareholders one-on-one and in small groups, as well as responding to investor and shareholder e-mails and telephone calls. Management’s discussions with shareholders and the investment community address numerous aspects of our business and matters of importance or concern to our shareholders. Observations, questions or comments from our shareholders are routinely shared with the Board and its committees, so that the Board can then consider these matters as part of its oversight responsibilities. On occasion, an independent board member may participate in these discussions. Important shareholder engagement topics discussed in 2023 were:

PRE-AGM / CONTINUOUS

Management reaches out to major investors after each quarterly earnings release as well as after each extraordinary event. Management and Board reach out to selected investors to discuss environmental, social, executive compensation and other governance topics.

AGM

Provides the opportunity for shareholders to vote on the election of directors, executive compensation, appointment of our auditors, and other management and stockholder proposals.

POST-AGM

Our Board and management review the voting results from our AGM and feedback received from our shareholders and discuss which actions need to be taken.

Pre-AGM/ Continuous

Our short- and medium-term capital allocation expectations, and the utilization of discretionary and free cashflow

Capital allocation strategy, balanced investment in capital spending, share repurchases and debt reduction

Our investment focus on maintenance and reliability spending, profitability improvements and sustainability growth investments

Our largest sustainability investment currently underway: our PRINTEX Kappa (R) conductives plan to provide raw materials for Lithium-Ion batteries.

$500 MM mid-cycle earnings capacity in 2025 continues to be tracked

AGM

Management focus on improving employee engagement through employee survey and leadership meetings at all locations.

Our continued improvement of external ESG ratings by EcoVadis, CDP and recognition for continuous improvement.

Achievement of the ISCC certification at our plants

Post-AGM

90.99% shareholder support of our NEOs' compensation, an increase from 83.19% in 2022, indicating strong alignment with our vision and strategic goals of incentive compensation that focus on the achievement of relative total shareholder return, ROCE, safety and sustainability, employee engagement and key strategic projects.

2024 Proxy Statement	Orion S.A.	19

PROPOSAL 1: Election of Directors
Sustainability Highlights
Our Board oversees and regularly discusses corporate strategy of which two pillars are driven by sustainability: developing the market for conductive carbons and the development of a circular economy for used tires. The Board is updated periodically on the Life Cycle Analysis of our products and various manufacturing processes we operate or are developing.
Our Board of Directors’ Nominating, Sustainability and Governance Committee regularly reviews the Company’s strategy, activities and policies regarding sustainability and makes recommendations to the full Board, which has the oversight function with regard to the Company’s Environmental, Social and Governance (ESG) goals and activities. Our CEO is accountable to ensure accurate reporting on sustainability to the Board. In 2023, Orion refreshed its ESG materiality assessment, engaged with customers and EU authorities on environmental topics, with employees via an employee engagement survey, with its plant managers on community engagement and with investors on various financial and ESG achievements. The Company launched its newly introduced Supplier Code of Conduct with its suppliers and reported to the Nominating, Sustainability and Governance Committee on progress and status with regard to its specific ESG goals. The Board’s Audit Committee actively monitored the Company’s achievement of the sustainability-linked loan targets.

20	Orion S.A.	2024 Proxy Statement

PROPOSAL 1: Election of Directors
Complaint Procedures for Accounting, Internal Control, Auditing and Financial Matters
In accordance with SEC Rules, the Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal control, auditing or financial matters (collectively, “Accounting Matters”) and (ii) the confidential, anonymous submission by employees or outside third parties of concerns regarding questionable Accounting Matters. The Audit Committee oversees treatment of complaints and concerns in this area. The Audit Committee can involve an external counsel in any reviews and investigations. The General Counsel reports to the Audit Committee at each quarterly meeting on current compliance matters (if any). Additional information regarding our procedures for anonymous reporting can be found in our Policy on Whistleblower Protection and under the Legal link on our website at https://orioncarbons.com/legal/compliance-guidelines/#reporting_violations.
2024 Proxy Statement	Orion S.A.	21

Proposal 1 Election of Directors
Board Leadership Structure, Board’s Role in Strategy and Risk Oversight, and Board and Committee Meetings
Board Leadership Structure
With respect to the roles of the Chairman of our Board and CEO, our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. The Board believes that the combination or separation of these positions should continue to be considered as part of our succession planning process. Currently, the roles are not combined, with Mr. Painter serving as our CEO and Mr. Smith serving as the non-executive Chairman of the Board. Mr. Painter and Mr. Smith’s extensive business knowledge, along with their demonstrated leadership capability, makes them highly qualified to continue to serve as our CEO and Chairman of the Board, respectively. Having both roles separated allows for an intensive dialogue between the CEO and the Chairman of the Board in addition to the regular discussions amongst the CEO, the Chairman of the Board and the other committee chairpersons and directors. Our Board of Directors regards this as meaningful, not only as this leads to different perspectives for Board meeting agenda proposals to the full Board, but for adding value through larger, diverse experience backing up these two most senior company positions. The independent Chairman of the Board also heads the Board’s regular independent director executive sessions with the CEO not being present and provides an independent perspective to the CEO on strategic topics. The Board of Directors plans to continue the separation of the two roles because the separation of executive management and Board leadership supports the effective oversight function of the Board. We regard this to be good corporate governance that also reflects supervisory board elements typically found in European two-tier corporate setups. The Board would consider combining the roles of Chairman of the Board and CEO in one person, if e.g. an emergency event would suggest such combination, or the above described advantages could be achieved more efficiently by other corporate governance structures, or would be outweighed by the need for a concentrated leadership in order to better serve the interests of shareholders. Combining the roles of Chairman of the Board and CEO would be addressed beforehand with shareholders at an annual general meeting of shareholders if allowable under the circumstances.
Strategy Oversight
The Board of Directors provides guidance and exercises oversight on the Company’s global strategy and its translation into immediate, mid-term and long-term projects, measures, and initiatives. The Board reviews the Company’s strategies as part of the budget and capital expense plan process at least annually and provides guidance on business development projects. The Board approves the Company’s business plan, performance objectives, capital spending as well as the research and development and innovation budget for the following year. The Board focuses amongst other factors on the adequate return on capital spent and on improving project execution. In addition, various strategy elements are discussed with management at each Board meeting and form part of the Board’s regular committee work. The Nominating, Sustainability and Governance Committee provides oversight and guidance on environmental and sustainability matters, while the Audit Committee focuses on financial reporting and capital allocation. Both committees report to the full Board on these matters. Management provides regular updates on progress and execution on the business plan and overall strategy to the Board, and the Board involves third-party experts when it deems appropriate.
Risk Oversight
The Board is responsible for overseeing our risk management process (including cybersecurity risk and environmental, health, safety as well as social risks), but does not provide day-to-day risk management of the Company, which is the responsibility of our executive management team.
The Board oversees the implementation of risk mitigation strategies by management to ensure such strategies focus on both general risk management and management of the Company’s most significant risks. In evaluating the risks, the Board typically starts from a risk heat map compiled by senior management which ranks risks in particular based on probability, amounts at stake and reputational consequences considering a ten-year time span. The Board also considers the periodic reports from the Company’s risk committee which meets at least once per quarter and periodic intra-year updates to the development of the risk heat map. Outside perspectives are provided in specific areas such as by third party cybersecurity evaluation firms and by relayed comments from members of our insurance group. On this basis, the Board determines the adequacy of the mitigation measures and strategies taken, thereby applying short-, mid- and long-term effects and respective oversight requirements. The Board is aware that specific risks require individual mitigation strategies and oversight standards. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. In addition, each of the Board committees is responsible for risk management or recommendations on risk-related matters concerning its area of responsibility, consistent with its charter, and such other responsibilities as may be delegated to it by the Board from time to time.
The risk management process established and overseen by the Company’s executive management team includes the centralized corporate review of the global market, financial, regulatory, legal, cybersecurity and other risks associated with transactions, and approval of funds disbursed. The Company’s General Counsel holds the responsibility of the group’s Chief Compliance Officer. He ensures the group’s functioning compliance management system, investigates compliance matters, ensures the respective mitigation of compliance risks, and reports in this function to the Company’s Audit Committee.
22	Orion S.A.	2024 Proxy Statement

Proposal 1 Election of Directors
Cybersecurity
The Board’s approach to managing cybersecurity is designed to ensure oversight and strategic leadership. Leading the Company’s cybersecurity risk management is our Chief Information Security Officer (“CISO”) who has more than 10 years’ experience in the field of cybersecurity. In the case of cybersecurity incidents, our CISO leads our Cyber Emergency Response Team and coordinates the respective disclosure process, which is a collaborative process by which our CISO is advised of cyber incidents and communicates and collaborates with relevant departments across the organization to develop and execute an appropriate response.
While the Board of Directors has delegated the continuous cybersecurity monitoring responsibility to the Board’s Audit Committee, it remains apprised of relevant cybersecurity updates, risks and incidents. The regular updates on cybersecurity status, material cyber incidents, and cyber risk management from either the CIO or CISO are provided to both the Board and Audit Committee. In addition, the Company’s executive management, through its CIO, briefs the Audit Committee at each quarterly Audit Committee meeting on the Company’s IT and cybersecurity status, including its Operational Technology systems. The Audit Committee reviews also cover current IT cybersecurity scorecards, which reflect amongst others the status of awareness training programs, phishing incidents, penetration tests, endpoint security findings and an overall cybersecurity vulnerability assessment score. The Audit Committee regularly discusses identified security risks with senior management and reviews management proposed mitigation measures, as well as key cybersecurity initiatives and programs. The Board has discussed emerging technologies such as artificial intelligence (AI) and the associated upsides of using AI in its operations as well as the risk factors from cyber and data security perspectives. The Board also considers cybersecurity topics including risk mitigation on a regular basis.
In line with the guidance provided by the Board, the Company performs IT external network penetration testing and table-top exercises and regularly benchmarks its measures to top marketplace security standards such as the U.S. National Institute of Standards and Technology’s (“NIST”) cybersecurity standards.
The Board believes this expanded attention to cybersecurity is appropriate. In line therewith, the Company’s CEO as well as Ms. Galvin (Chair of the Nominating, Sustainability and Governance Committee as well as member of the Audit Committee) each have completed a two-day master class in cybersecurity organized by the National Association of Corporate Directors (NACD) in early 2023. Also, our Director, Ms. Lindsey, has earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University. Ms. Lindsey is a member of the Company’s Audit Committee.
Financing and Liquidity
Our capital structure and liquidity position evolves due to the impact of fluctuations in the global economic environment on underlying carbon black demand and our results of operations. Changes in growth, continuity and safety capital investment levels over time also play a role. The Board oversees financing and liquidity risks by regularly monitoring our financial and liquidity position to ensure we maintain the financial resources needed to fund our operations, projected growth, and other financing and operating expenses. At each Board meeting, management reviews together with the Board, current information related to the Company’s financial results and position. We believe these procedures provide adequate risk oversight of financing and liquidity matters affecting the Company. In 2023, the Company renewed its senior secured revolving credit facility, which was intentionally reduced from EUR 350 million to EUR 300 million, as a result of the Company’s stronger cash flow. In line with the Board’s position, the Company added a new feature that includes the linkage of revolving facility funding costs to two sustainability goals. They include continuous greenhouse gas intensity reduction and improvement of its annual EcoVadis ESG rating. Under these terms, the interest rate could be reduced by five basis points – or by 0.05 percent - if the company achieves both of its targets.
Financial Reporting, Internal Control and Regulatory Compliance
The Audit Committee of the Board provides risk oversight with respect to financial reporting, internal control over financial reporting, general risk management, cybersecurity and related regulatory as well as general compliance matters. Each quarter, our Audit Committee meets and discusses with our independent registered public accounting firm its review of the current interim financial information. After our financial year-end, the Audit Committee discusses with the independent registered public accounting firm its audit of our annual consolidated financial statements, including our procedures on internal control over financial reporting. On this basis, the Audit Committee makes a recommendation for the Board’s approval of the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission. Also, during the financial year, our Audit Committee meets in private sessions (without the presence of management) with our independent registered public accounting firm to discuss any matters related to the audit of our annual consolidated financial statements and our internal control over financial reporting.
Compensation Risk Oversight
The Compensation Committee of the Board provides risk oversight with respect to compensation of the Company’s employees, including the NEOs. We believe we have established a short- and long-term compensation program that appropriately incentivizes desired performance and mitigates inappropriate risk-taking.
The Compensation Committee solicits input from our CEO with respect to the performance of our executive officers and their compensation levels not less frequently than annually. The members of our Compensation Committee have extensive and varied experience with various
2024 Proxy Statement	Orion S.A.	23

Proposal 1 Election of Directors
public and private corporations - as investors and shareholders, as senior executives, and as directors charged with the oversight of management and the setting of executive compensation levels. Further, the Compensation Committee engaged Korn Ferry, an independent executive compensation advisory firm, to provide survey data and advice on market trends on director and executive compensation.
Environmental and Social Risk Oversight
The Board has identified the Company’s strategies, activities and policies regarding sustainability and any other Environmental, Social and Governance (ESG) opportunities and challenges as a key focus of risk oversight.
Consequently, the Nominating, Sustainability and Governance Committee of the Board regularly reviews the Company’s strategies, activities and policies regarding sustainability and other ESG-related matters and makes recommendations to the Board. The committee also reviews the Company’s annual sustainability report as well as other material ESG disclosures (if any) prior to their publication. The Board and its committees thereby complement the Company’s internal risk management organization which comprises, amongst other things, an electronic company-wide risk reporting tool and register, regional as well as global risk owners and a standing risk committee headed by the Company’s Chief Risk Officer and assisted by the Company’s Environmental, Health and Safety, commercial and functional leaders.
The Board oversees the Company’s broader social responsibilities. It consequently approves the Company’s donations and social contributions strategy, contributions above certain thresholds and the annual budget for contributions.
The Board also focuses on community service and investment efforts that help strengthen the communities around the world in which we operate, as well as giving to organizations that advance education and respond to natural disasters. Some examples of our community engagement in recent years, include:
•	Day of Caring by Orion employees to support the Houston Food Bank.
•	Day of Caring by Orion employees to support the Hutchison County, Texas United Way.
•	Tree planting in Paulinia Brazil during Sustainable Week.
•	Donations of computer accessories and software in Jaslo, Poland to support a non-profit agency focusing children’s learning & development.
•	Orion “Light the Night”: walk and fundraising campaign to support blood cancer research.
•	Fundraising for people impacted by the floods in Ravenna, Italy
Human Capital
The Board also addresses its social responsibilities through focusing on the Company’s human capital and talent management. The Board receives periodic updates from management on topics such as culture, development, engagement, and diversity and inclusion. The Board has opportunities to engage with employees in informal situations like dinners and plant visits. The Board endorses the attracting, recruiting, motivating and developing of a diverse, talented global workforce as a primary goal. The Company is committed to providing its employees with equal opportunities for learning and personal growth in an environment where creativity and innovation are encouraged. To this end, the Board supports the Company’s aspiration to be the employer of choice in our industry. The Board has reviewed the results of the latest employee survey and has aligned with management on measures and initiatives to be undertaken to further improve employee satisfaction. With this in mind, management continues to augment and improve the existing programs to provide an effective platform for all our employees to be trained and developed and to provide them with an opportunity to grow and achieve their individual aspirations. In 2023, senior management in conjunction with the Board has renewed the Company’s purpose and value definitions and has summarized these in a new company slogan for Orion which reads “Orion - Delivering sustainable solutions”. Management believes this statement best describes Orion’s purpose and values in a short statement that nurtures a culture and environment in which all employees feel inspired to advance their personal growth and the planet.
Since 2023, Orion also sponsors a women’s professional group, which functions as an organized effort to support and advocate for the professional growth of women at Orion. The group creates a space that fosters professional development for women in all departments and provides more tools for success in the workplace.
Employee engagement and enablement makes Orion a better place to work and is integral to our continued success. To ensure our employees are both motivated to do their work and equipped with the tools and training to be successful, we start with listening. We continue to use employee surveys and communication meetings to help ensure the voices of all our employees are heard. To further demonstrate our commitment in advancing our employees, our long-term incentive plan measures include our annual employee engagement score. In 2023, we further aligned our actions and investments in several priority areas including the:
•	Establishment of both a new Emerging Leaders and Leaders of Leaders programs to supplement the Orion Leadership Academy and Site Leader Development programs
•	Implementation of a new Employee Onboarding program
•
Succession plan buildout for more than 75% of Orion’s employees whose primary work involves processing and using data vs. adding value through activities like maintenance, operations, and transportation

•	Investment in a new platform to further enhance Orion’s mentor/mentee program
24	Orion S.A.	2024 Proxy Statement

Proposal 1 Election of Directors
•	Over 80% of employees received 40 or more hours of training in 2023, more than doubling the average training hours as compared to the prior year
•	Establishment of a global women’s affinity group, EmpowHER
•	Improved female representation, with females representing 29% of all new hires in 2023 (compared to 22% in 2022) and 21% of females in manager roles (compared to 19% in 2022)
The 2023 employee engagement survey showed continued positive trends and marked improvement in a number of areas including: training, employee recognition, employee communications and performance feedback. We saw a 1,100 basis point improvement in employees falling into the “Most Effective” category indicating both high engagement and high enablement. We will continue to solicit regular feedback from our employees to bolster our action plans to further support our strategy to attract, retain, engage and develop our employees and to position Orion as an employer of choice. In 2023, Orion has been elected as one of the Top Workplaces in Houston. The voluntary attrition rate at Orion was at 3.25%. We believe that the low rate at Orion is the result of our focus on what’s important to our employees.
Succession Planning
The Board is responsible for determining a succession plan for the CEO in the event of an emergency or otherwise. At least annually, the Board reviews a succession plan developed by the CEO and sets the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan includes an assessment of the experience, performance, skills, leadership capability and planned career paths for possible successors to the CEO. The Board’s Nominating, Sustainability and Governance Committee reviews and discusses with the CEO the succession plans to be presented to the Board in accordance with the above. In addition, the CEO updates the Board at least annually on the assessment of senior leadership positions to ensure we have leadership with the right skills in place to ensure business continuity and building a refined and resilient company to meet the needs of our evolving business.
Board Meetings
The Board currently holds at least four, typically five, Board meetings a year, with further meetings or working sessions to occur (or action to be taken by unanimous consent) at the discretion of the Board. The Board typically visits one production site per year, however in 2023 this meeting was canceled due to labor unrest in the country’s transportation network. Specific locations are selected based on technology developments, the importance of the site, and with a goal to expose the Board to a diverse set of employee teams in terms of nationality. The meetings are usually accompanied by certain Board committee meetings or working sessions in addition to the Board meeting. Compared to the Board or committee meetings, Board or committee working sessions do not include resolutions taken by the Board or committee but rather focus on specific topics, like company strategy or earnings documentation review. The Board also conducts production site visits that allow for a direct interaction with Orion employees and a hands-on review of the Company’s local strategies and initiatives. Consequently, for two days in April 2024, the Board of Directors visited the Company’s Berre/France facility, which produces acetylene black, a product used in battery applications for electric vehicles.
The agenda for each Board meeting is prepared by the Chairman (or a designee of the Chairman) together with the Company’s CEO and General Counsel. Management provides to all directors the agenda and appropriate materials in advance of meetings. Agendas and topics for Board and committee meetings are developed through discussions among management and members of the Board and its committees.
During 2023, our Board met seven times, including video conference meetings and working sessions and acted ten times by unanimous written consent. In 2023, all directors attended 100% of the meetings of the Board and the committees on which they served. We do not currently have a policy on director attendance at our annual meetings, but all our directors attended our annual shareholder meeting in 2023.
Executive Sessions
To ensure free and open discussion and communication among the independent directors of the Board, the independent directors meet in executive sessions, which form a part of each regular Board meeting. Executive sessions also take place with the Senior Vice President, Global Operations and Safety. The Chairman of the Board or the General Counsel acting as company secretary presides at the executive sessions. If the Chairman of the Board were not present, the independent directors designate the director who will preside at the executive sessions. The Audit Committee has separate executive sessions with the Chief Financial Officer, Internal Audit Director and our independent auditors.
2024 Proxy Statement	Orion S.A.	25

Proposal 1 Election of Directors
Board Committees
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating, Sustainability and Governance Committee. Each of these committees reports to the Board as it deems appropriate and as the Board may request. The Board has adopted written charters for each of the committees. From time to time, special committees may be established under the direction of our Board when necessary to address specific issues.
Accordingly, the Board has established an Executive Committee in 2019. This Committee consists of the Chairman of the Board, Mr. Smith, the Chairman of the Audit Committee, Mr. Huck, the Chairwoman of the Nominating, Sustainability and Governance Committee, Ms. Galvin and the Chief Executive Officer, Mr. Painter. This Committee does not meet on a regular basis but meets as needed to deal with urgent or quickly moving matters, when it is not feasible to get the entire Board together. It may also be used to conduct investigations or examine potential conflicts of interest, although it has not had to do so to date. The Executive Committee did not hold meetings in 2023. Deliberations or actions by this Committee are communicated to the full Board as soon as practicable and the Committee is not intended to be a substitute for the Board.
The table below sets forth the financial year 2023 membership of the Board and its standing committees and the number of meetings including working sessions held during 2023:
Director Name:	Age	Gender	Country of Origin	Other Public Boards	Director Since	Audit Committee	Compensation Committee	Nominating, Sustainability and Governance Committee	Executive Committee	Committee Meeting Attendance
Tony L. Davis(1)	55	M	U.S.	–	July 2022					100%
Kerry A. Galvin	63	F	U.S.	–	August 2018					100%
Paul Huck Financial Expert	74	M	U.S.	–	July 2014					100%
Mary Lindsey Financial Expert	68	F	U.S.	2	July 2020					100%
Didier Miraton	65	M	France	–	July 2014					100%
Yi Hyon Paik	68	M	South Korea	1	July 2020					100%
Corning F. Painter** Non-Independent	61	M	U.S.	–	Sept. 2018					100%
Dan F. Smith Chair of Board of Directors	78	M	U.S.	1	July 2014					100%
Hans-Dietrich Winkhaus Financial Expert	86	M	Germany	–	July 2014					100%
Michel Wurth	70	M	Luxembourg	1	July 2020					100%
Number of 2023 meetings						8***	4	4	0
Committee Member		Committee Chair		Chair of Board of Directors
	**	Non-independent Director	***	Includes working sessions
(1)
Mr. Tony L. Davis joined the Nominating, Sustainability and Governance Committee in July 2022, and served through his resignation from the Board to focus on other commitments and not as a result of any disagreement with the Company, effective December 27, 2023.

The 2024 membership of the Board and its standing committees are generally expected to remain the same as it was in 2023, except for the composition of the Nominating, Sustainability and Governance Committee, with Mr. Tony L. Davis no longer serving on it.
26	Orion S.A.	2024 Proxy Statement

Proposal 1 Election of Directors
AUDIT COMMITTEE

Kerry A. Galvin

Paul Huck
(Chair)

Mary Lindsey

Hans-Dietrich
Winkhaus
Members
Our Audit Committee consists of Ms. Galvin, Mr. Huck (serving as chair of the committee), Ms. Lindsey and Mr. Winkhaus. The Board has determined that the members of the Audit Committee are independent for purposes of serving on such committee under the NYSE listing standards and applicable law, including Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended. In addition, the Board has determined that each current member of the Audit Committee is financially literate under the NYSE listing standards and that Messrs. Huck and Winkhaus as well as Ms. Lindsey qualify as “audit committee financial experts,” as such term is defined in Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the Board and is posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/governance-documents/default.aspx. The duties and responsibilities of the Audit Committee are set forth in its charter.

The Audit Committee’s Primary Purposes And Responsibilities Are In Particular To Assist Board Oversight Of:
•	the Company’s accounting and financial reporting processes and the integrity of the Company’s financial statements and Form 10-K and 10-Q filings;
•	the Company’s compliance with legal and regulatory requirements;
•	the effectiveness of internal controls over financial reporting including the control environment to address and mitigate information technology and related cybersecurity risks;
•	financial (including tax) risk exposure and management, including mitigation actions;
•	the independent auditors’ qualifications and independence;
•	the performance of the independent auditors and the Company’s internal audit function, and providing to the Company a report in conformity with Item 407(d)(3)(i) of Regulation S-K; and
•	reporting to the full Board its discussions for considerations and actions when appropriate.
To carry out its purposes, the Audit Committee has in particular the following duties and responsibilities:
1.	with respect to the independent auditors,
(i)
it is responsible for reviewing and making recommendations to the Board with regard to the appointment and the approval of the compensation of the independent auditors and oversight of the work of the independent auditors (including the resolution of any disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; the appointment of the independent auditors shall be subject to shareholder approval;

(ii)
to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used;

(iii)	to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;
2.	with respect to the internal auditing department,
(i)	to review the appointment of the head of the internal auditing department;
(ii)	to review and approve proposed internal audit plan and make recommendations concerning internal audit projects; and
(iii)	to review and discuss summaries of the internal auditing department on their work;
3.	with respect to accounting principles and policies, financial reporting and internal control over financial reporting,
(i)
to review and discuss with management, the internal auditing department and the independent auditors significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

(ii)
to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in applicable International Accounting Standards Board, PCAOB or other applicable standards;

(iii)	the Audit Committee will:
•	review the Form 10-K and 10-Qs of the Company, and consider whether they are complete, consistent with information known to Audit Committee members, and reflect appropriate accounting principles; and
2024 Proxy Statement	Orion S.A.	27

Proposal 1 Election of Directors

(iv)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:
•	to discuss the scope of the annual audit;
•
to review and discuss the annual audited financial statements and quarterly financial statements and related reports, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•
to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;

•
to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management; to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

•	to review the form of opinion the independent auditors propose to render to the Board and shareholders; and
•
to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

(v)
to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(vi)
to discuss guidelines and policies governing the process by which senior management of the Company manages the Company’s exposure to risk, and to discuss the steps management has taken to monitor and control such exposures;

(vii)
to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act;

(viii)
to discuss with the Company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(ix)	to discuss and review the type and presentation of information to be included in earnings press releases;
(x)	to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;
4.	with respect to reporting and recommendations,
(i)	to review the Audit Committee charter at least annually and recommend any changes to the full Board;
(ii)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;
(iii)	to prepare and review with the Board an annual performance evaluation of the Audit Committee,
(iv)	to institute and oversee special investigations as needed, and to advise management and the Board on the results of any special investigations;
5.	with respect to IT and cybersecurity risks,
•
to review the Company’s cybersecurity, information and technology security and data privacy frameworks, policies, programs, opportunities, and risk profile; and the Company’s business continuity and disaster recovery plans and capabilities and the effectiveness of the Company’s respective escalation procedures as well as reporting and making recommendations to the Board on these matters.

The Audit Committee’s processes and procedures regarding the Company’s audited consolidated financial statements for the financial year ended December 31, 2023, and other matters are discussed in the Audit Committee report included in this Proxy Statement. During 2023, all the main Audit Committee’s meetings were attended by representatives of Ernst & Young, our independent registered public accounting firm.
28	Orion S.A.	2024 Proxy Statement

Proposal 1 Election of Directors
COMPENSATION COMMITTEE

Paul Huck

Didier Miraton

Dan F. Smith
(Chair)
Members
Our Compensation Committee consists of Messrs. Huck, Miraton and Smith (serving as chair of the committee). Each of the members of our Compensation Committee meets the independence requirements under the NYSE listing standards, qualifying as an “outside director” in accordance with Section 162(m) of the Internal Revenue Code and as a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

The Compensation Committee Charter has been posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/governance-documents/default.aspx.

The Compensation Committee Has In Particular The Purpose And Direct Responsibility To:
• the review and approval of corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluation of the CEO’s performance in light of those goals and objectives and in alignment with stockholders’ interests and, either as a committee or together with the other independent directors (as directed by the Board), determination and approval of the CEO’s compensation level based on this evaluation;

• the review of the performance of and approval as a committee of the compensation of the other named executive officers of the Company;
• recommendation to the Board with respect to cash incentive and equity-based compensation plan designs that are subject to Board approval, the activities of the individuals and committees responsible for administering these plans, and discharge any responsibilities imposed on the Committee by any of these plans;

• review and approval of any new equity compensation plan or any material change to an existing plan where shareholder approval has not been obtained;
• ESG factors and related goals and metrics in executive compensation including human capital management in the areas of employee engagement, retention, recruitment, succession planning, talent and leadership development, corporate culture, diversity, equity and inclusion, as well as health and safety;

• reporting to the Board on a regular basis, and not less than once per year;
• prepare and disseminate to the Company an annual written Compensation Committee Report in conformity with Item 407(e)(5) of Regulation S-K.
2024 Proxy Statement	Orion S.A.	29

Proposal 1 Election of Directors
NOMINATING, SUSTAINABILITY AND GOVERNANCE COMMITTEE

Kerry A. Galvin
(Chair)

Yi Hyon Paik

Michel Wurth
Members
Our Nominating, Sustainability and Governance Committee consists of Ms. Kerry Galvin (serving as chair of the committee) and Messrs. Yi Hyon Paik and Michel Wurth as well as Mr. Tony L. Davis until his resignation effective December 27, 2023. Each of the members of our Nominating, Sustainability and Governance Committee is an independent director under the NYSE listing standards.

The Nominating, Sustainability and Governance Committee Charter has been posted on the Company’s website under the Investors and Corporate Governance links at https://investor.orioncarbons.com/governance/governance-documents/default.aspx.

The Nominating, Sustainability And Governance Committee Has In Particular The Purpose And Responsibilities To:
• identifying individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending to the Board, the nominees to stand for election as directors at the Annual General Meeting of shareholders or, if applicable, at a special meeting of shareholders;

• identifying Board members qualified to fill vacancies on any committee of the Board and recommending to the Board to appoint the identified member or members to the respective committee;
• reviewing all proposed waivers of the Company’s Code of Conduct and Code of Ethics for Senior Financial Officers (if any);
• discussing risk management in the context of governance matters, reviewing recent developments in corporate governance practices, published criteria and laws & regulations applicable to the Company, its Board and respective Board committees, and advising the Board on such developments;

• reviewing at least annually the Board committee charters (Audit Committee, Compensation Committee, the Nominating, Sustainability and Governance Committee, etc.) in light of recent developments in corporate governance practices, laws and regulations and suggest to the Board any amendments to such charters (if any);

• the Company’s strategy, activities, policies and progress regarding sustainability and other ESG related matters and making recommendations to the Board with the aim to facilitate the Board’s respective discussions and strategic decisions;

• reviewing the Company’s Sustainability Report;
• reviewing proxy advisory firm’s or equivalent reviews of the Company’s governance and practices (if any);
• reviewing and concurring a succession plan to be presented to the Board for approval that includes an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO and addresses the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business;

• reporting to the Board on a regular basis, and not less than once per year;
• conducting annual Board and committee effectiveness evaluations and establish procedures for the Nominating, Sustainability and Governance Committee to exercise oversight of the evaluation of the Board.

30	Orion S.A.	2024 Proxy Statement

Proposal 1 Election of Directors
Stock Ownership Guideline for Directors
In order to achieve the financial alignment of the Company’s directors with the interest of the Company’s shareholders, the Board has established a stock ownership guideline for directors. Under this guideline, each director is required to own Common Shares that have a fair market value (determined as of each Annual General Meeting of the Company’s shareholders) equal to five times (5x) the annual cash retainer paid to the applicable independent director (and any new independent director shall have five (5) years from his or her initial appointment or election to the Board within which to satisfy the foregoing stock ownership guideline). All Directors are in compliance with the stock ownership guideline. Refer to the share ownership of each director under “Security Ownership of Certain Beneficial Owners” in this Proxy Statement.
No Compensation Committee Interlocks or Insider Participation
None of our executive officers serves or served during the 2023 financial year as a member of the board of directors or the compensation committee of any other company that has or at the time had any executive officers serving as a member of our Board or Compensation Committee.
Related Party Transactions
Review and Approval of Transactions with Related Parties
To ensure that all employees, executive officers and directors avoid any activity that is in conflict with or has the appearance of conflicting with the Company’s business interests, our Board has adopted a written policy regarding transactions with related parties (the “Related Party Transaction Approval Policy”). This policy which supplements the conflict of interest provisions in our Code of Conduct and Code of Ethics for Senior Financial Officers, requires that all related party transactions are subject to approval or ratification in accordance with the Company’s policy, and that an independent committee reviews and approves or takes such other action it may deem appropriate with respect to (a) related party transactions, (b) any material amendment, modification, extension or termination of a related party transaction, (c) any amendment, modification, extension or termination of a transaction that thereby will become a related party transaction, and (d) the handling and resolution of any disputes arising in connection with related party transactions. The Board has assigned this task to the Audit Committee as a committee of independent directors. The Related Party Transaction Approval policy defines a “related party transaction” as (i) a transaction in which the Company or one or more of its subsidiaries is a participant and which involves an amount exceeding $120,000, in which any director, officer, greater than 5% shareholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K and included below), has or will have a direct or indirect material interest, (ii) any material amendment, modification, extension or termination of the Registration Rights Agreement the Company is a party to, and (iii) any other transaction for which disclosure will be required pursuant to Item 404 of Regulation S-K.
In determining whether to approve or ratify any related party transaction, the independent committee or the disinterested members of the Board, as the case may be, shall consider all factors that are relevant to the related party transaction, including, without limitation, the following:
•	The terms of the related party transaction
•	The related person’s interest in the related party transaction
•	The purpose and timing of the related party transaction
•
The nature of the involvement of the Company and its subsidiaries in the related party transaction and whether the Company or its subsidiaries (as applicable) have demonstrable business reasons to enter into the related party transaction

•	Whether the related party transaction would impair the independence of a director
•	Whether the related party transaction involves any potential reputational or other risk issues
•	Any other information the independent committee deems relevant
In the event that the Company becomes aware of a related party transaction that was not approved under the Policy, such related party transaction will be reviewed in accordance with the policy as promptly as reasonably practicable. The Audit Committee will consider all of the relevant facts and circumstances, evaluate all options available to the Company, including ratification, amendment or termination of such related party transaction and take such course of action as the Audit Committee deems appropriate under the circumstances. All directors and executive officers have an obligation to inform the Company when confronted with situations that may be perceived as a conflict of interest. Additionally, at least annually, directors and executive officers complete a questionnaire specifying any business relationship that may give rise to a conflict of interest or a related party affiliation.
2024 Proxy Statement	Orion S.A.	31

Proposal 1 Election of Directors
Related Party Transactions
As of December 31, 2023, related parties with which the Company entered into the below transactions were Deutsche Gaßrußwerke GmbH & Co. KG (DGW), a joint venture company of the Company that is accounted for using the equity method. The transactions concerned the following:
(in Million $)	DGW
Trade Receivables	0.4
Trade Payables	29.9
Purchases	111.7
Sales and Revenue	2.5
Contacting the Board
Any shareholder or any other interested party who wishes to communicate directly with our Board or the non-executive directors as a group may do so by corresponding with Investor Relations at the following address:
Investor Relations
Orion Engineered Carbons LLC
1700 City Plaza Drive, Suite 300
Spring, Texas 77389, or
via e-mail at investor-relations@orioncarbons.com. The Company will forward any such communication to the intended recipients, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate.
32	Orion S.A.	2024 Proxy Statement

Proposal 1: Election of Directors
Executive Officers
Set forth below is information regarding the Company’s current executive officers:
Name	Age	Title
Corning F. Painter	61	Chief Executive Officer
Jeffrey Glajch	61	Chief Financial Officer
Dr. Sandra Niewiem	48	Senior Vice President, Global Specialty Carbon Black and EMEA Region
Pedro Riveros	53	Senior Vice President, Global Rubber Carbon Black and Americas Region
Carlos Quinones	59	Senior Vice President, Global Operations
Corning F. Painter. Mr. Painter became the CEO of the Company in September 2018. He is responsible for implementing strategy and policies, setting company culture, developing leadership talent and meeting customer and shareholder commitments.
Prior to joining the Company, he was the Executive Vice President for the Industrial Gases division at Air Products and Chemicals, a publicly listed global industrial gas company from 2014 until he left the company in 2018. Prior to that, he was Senior Vice President of the Merchant Gases division of Air Products and Chemicals from 2013 to 2014. Mr. Painter joined Air Products and Chemicals in 1984 as a participant in a career development program and held various positions including Vice President, Global Electronics, Senior Vice President, Corporate Strategy and Technology, and Senior Vice President Supply Chain (operations, engineering, procurement and safety). He was based overseas in Asia and Europe for ten years.
Mr. Painter has served on numerous non-profit boards. He is a Certified Professional Engineer and holds a Bachelor of Science degree in chemical engineering from Carnegie-Mellon University.
Jeffrey Glajch. Mr. Glajch joined the Company on April 18, 2022, as Chief Financial Officer.
Mr. Glajch has over 35 years of experience leading corporate finance and accounting and control functions for both public and private companies. Prior to joining the Company, he served as CFO and Corporate Secretary at Graham Corporation from 2009 to 2022, a NYSE listed company, which is a leading designer and manufacturer of vacuum and heat transfer equipment for energy markets, process industries and the U.S. Navy. Prior to joining the Graham Corporation, he held senior financial roles at a number of public and private companies. Mr. Glajch is on the advisory board of M42, a private AI company. He has previously served on numerous non-profit and university boards.
Mr. Glajch holds a Master of Science degree in Industrial Administration (MBA) from Purdue University, a Master of Administrative Science from Johns Hopkins University, a Master of Science degree in chemical engineering from Clarkson University and a Bachelor of Science degree in chemistry from Carnegie-Mellon University.
Dr. Sandra Niewiem. Dr. Niewiem was appointed Senior Vice President Global Specialty Carbon Black and EMEA Region in September 2019. She joined the Company in December 2013 and previously held the position of Vice President Global Product Management and Business Development Specialty Carbon Black. She has over 19 years of experience in process industries, engineering and industrial goods, and more than 13 years in management consulting at a global consulting firm. Dr. Niewiem holds an Economics Doctorate from European Business School, Oestrich-Winkel, Germany and a Master of Science degree in business administration from James Madison University, Virginia.
Pedro Riveros. Mr. Riveros joined the Company in his current role as Senior Vice President, Global Rubber Carbon Black and Americas Region in June 2019. Prior to joining the Company, he served in multiple business leadership roles at Air Products and Chemicals from 1994 to 2019, where his key areas of expertise included business strategy, margin enhancement, productivity and supply chain management. He has over 25 years of experience in varied general management and business management roles in the industrial gas and chemicals area both in North and South America. Mr. Riveros holds a Bachelor of Science degree in mechanical engineering from Rensselaer Polytechnic Institute, New York.
Carlos Quinones. Mr. Quinones joined the Company in his current role as Senior Vice President, Global Operations in June 2019. Prior to joining the Company, he held multiple operational leadership positions at Air Products and Chemicals from 2015 to 2019. Prior to Air Products, Mr. Quinones held various positions of increasing leadership responsibilities in the chemical industry with Praxair, Rohm and Haas/Dow Chemical, and Arco Chemical. Mr. Quinones holds a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.
2024 Proxy Statement	Orion S.A.	33

Proposal 1: Election of Directors
Security Ownership of Certain
Beneficial Owners
The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of April 26, 2024, by (i) each of our directors and named executive officers (“NEOs”), individually, (ii) all of our directors and executive officers as a group, and (iii) each person known to our management to be the beneficial owner of more than 5% of the outstanding Common Shares.
Name and Address of Beneficial Owner(1)	Common Shares Beneficially Owned	Percent
5% Shareholders:
BlackRock, Inc.(2)	4,095,480%
Pzena Investment Management, LLC(3)	3,040,651%
T. Rowe Price Investment Management, Inc(4)	2,916,310%
William Blair Investment Management, LLC(5)	2,465,861
Directors and Executive Officers:
Kerry A. Galvin(7)	46,582	*
Jeff Glajch(5)	56,385	*
Paul Huck(7)	65,186	*
Mary Lindsey(7)	36,868	*
Didier Miraton(7)	35,186	*
Sandra Niewiem(5)	16,488	*
Yi Hyon Paik(7)	26,868	*
Corning F. Painter(5)	778,306%
Carlos Quinones(5)	59,414	*
Pedro Riveros(5)	30,929	*
Dan F. Smith(7)	70,186	*
Hans-Dietrich Winkhaus(7)	35,684	*
Michel Wurth(7)	26,868	*
Directors and Executive Officers as a group (13 persons):	1,284,910%
*	Represents less than 1% of the number of Common Shares outstanding.
(1)	Beneficial ownership is determined in accordance with SEC rules. The percentage of Common Shares beneficially owned is based on Common Shares as of April 26, 2024.
(2)
As reported in a Schedule 13G/A filed on February 6, 2024 by BlackRock, Inc. Pursuant to the Schedule 13G/A, BlackRock, Inc. is a parent holding company or control person organized in Delaware. According to the Schedule 13G/A, the Common Shares were acquired and are held in the ordinary course of business. According to the Schedule 13G/A, the address of the principal office of BlackRock Inc. is 50 Hudson Yards, New York, NY 10001. The number of shares beneficially owned by Blackrock, Inc. with sole voting power amounts to 4,029,483 and the number of shares beneficially owned with sole dispositive power amounts to 4,095,480.

(3)
As reported in a Schedule 13G filed by Pzena Investment Management, LLC on February 14, 2024. Pursuant to the Schedule 13G, Pzena Investment Management, LLC is a registered investment adviser, organized in Delaware. According to the Schedule 13G, the Common Shares were acquired and are held in the ordinary course of business and the address of the principal office of Pzena Investment Management, LLC is 320 Park Avenue, 8th Floor, New York, NY 10022. The number of shares beneficially owned by Pzena Investment Management, LLC with sole voting power amounts to 2,343,151 and the number of shares beneficially owned with sole dispositive power amounts to 3,040,651.

(4)
As reported in a Schedule 13G filed by T. Rowe Price Investment Management, Inc. on February 14, 2024. Pursuant to the Schedule 13G, T. Rowe Price is an investment adviser organized in Maryland. According to the Schedule 13G, the Common Shares were acquired in the ordinary course of business and the address of the principal office of T. Rowe Price Investment Management, Inc. is 101 E. Pratt Street, Baltimore, MD 21201. The number of shares beneficially owned by T. Rowe Price Investment Management, Inc. with sole voting power amounts to 1,124,649 and the number of shares beneficially owned with sole dispositive power amounts to 2,916,310.

(5)	As reported in a Schedule 13G/A filed by William Blair Investment Management, LLC (“William Blair”) on February 12, 2024. Pursuant to the Schedule 13G/A, William
(6)
Includes the shares of restricted stock and/or restricted stock units that have vested or will vest, and will be converted to shares with voting rights, on or before June 30, 2024. The RSUs held by the executive officers exclude vested RSUs that have not been converted to shares and do not allow for voting rights.

(7)	This amount includes 5,250 restricted shares granted to the reporting person on June 8, 2023, that will vest on the day prior to the 2024 Annual General Meeting.
34	Orion S.A.	2024 Proxy Statement

Proposal 1: Election of Directors
Security Ownership of Certain Beneficial Owners
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our Common Shares to file reports of ownership and changes in ownership with the SEC. These officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.
One Form 4 for each of Messrs. Anthony L. Davis, Didier Miraton, Yi Hyon Paik, Dan Smith, Hans-Dietrich Winkhaus and Michel Wurth and Mses. Kerry Galvin and Mary Lindsey reporting the grant on June 8, 2023, to each of 5,250 restricted shares by the Company were filed late. To our knowledge, all other Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner.
2024 Proxy Statement	Orion S.A.	35

PROPOSAL 2
Advisory Vote on
Executive Compensation
The Company is seeking a non-binding advisory vote from its shareholders to approve the compensation paid to our NEOs for the year 2023, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote is commonly referred to as the “Say-on-Pay” vote. In accordance with the requirements of the SEC, we are providing our shareholders with an opportunity to express their views on the compensation paid to our NEOs in a non-binding, advisory vote.
The Company’s core compensation philosophy is to align executive compensation with our shareholders’ interests and our annual and long-term performance. This includes linking executives’ pay to their performance and the Company’s overall annual and long-term performance.
Our Board and the Compensation Committee are dedicated to ensuring that our executive compensation programs reflect best practices in numerous ways, including by making a portion of compensation performance-based to maximize both short- and long-term shareholder value. The Board believes the Company’s compensation programs are well-tailored to align executive officers’ interest with those of our shareholders, retain executive talent and appropriately reward performance. We encourage our shareholders to read the “Compensation Discussion and Analysis” section in this Proxy Statement, which describes (i) the processes our Compensation Committee used to determine the structure and amounts of the compensation of our NEOs for 2023 and (ii) how our executive compensation philosophy, policies and procedures operate and are designed to achieve our compensation objectives. The Compensation Committee and the Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our NEOs to commit to creating long-term value for our shareholders.
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve the following resolution regarding the compensation of our NEOs:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2024 Annual General Meeting of Shareholders.
Although this advisory vote is non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our NEOs’ compensation and related executive compensation programs.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE, ON A NON-BINDING ADVISORY BASIS, FOR THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION PAID FOR THE YEAR 2023.
36	Orion S.A.	2024 Proxy Statement

PROPOSAL 3
Approval of the Compensation of the Board of Directors of the Company
We are asking our shareholders to approve the following resolution regarding the compensation of the Board of Directors of the Company:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve to remunerate the members of the Board during the financial year that ends on December 31, 2024 as follows: (i) each non-executive director shall receive a cash retainer of $105,000 and restricted Common Shares of the Company with a value of $137,500 at the time of issuance, with such awards generally subject to vesting only if the director serves the full approximate one-year term she/he was appointed for; (ii) the non-executive Chairman of the Board shall receive an additional cash retainer of $105,000; (iii) the Chairman of the Audit Committee of the Board shall receive an additional cash retainer of $25,000; (iv) the Chairman of the Compensation Committee of the Board shall receive an additional cash retainer of $25,000, and (v) the Chairman of the Nominating, Sustainability and Governance Committee shall receive an additional cash retainer of $20,000. Each non-chairing, non-executive member of the following Board committees shall receive an additional cash retainer as follows: for Audit Committee members an additional cash retainer of $10,000, for Compensation Committee members an additional cash retainer of $7,000, and for Nominating, Sustainability and Governance Committee members an additional cash retainer of $5,000.
We encourage our shareholders to read the “Compensation Discussion and Analysis” section in this Proxy Statement, specifically the section titled “Compensation of Our Named Executive Officers and Directors – Director Compensation” for further information on this proposal.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE FINANCIAL YEAR ENDING ON DECEMBER 31, 2024.
2024 Proxy Statement	Orion S.A.	37

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
CD&A Summary
Executive Summary Highlighting our Performance	p.39
Our Executive Compensation Practices	p.41
How Pay is Tied to Performance	p.43
Compensation Decisions for 2024	p.52
Compensation Committee Report	p.54
Corning F. Painter CEO of Orion	Jeff Glajch CFO of Orion
Sandra Niewiem SVP, Global Specialty Carbon Black and EMEA Region of Orion	Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region of Orion
Carlos Quinones SVP, Global Operations of Orion
38	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview of our executive compensation program and describe the material components of our executive compensation program for our 2023 named executive officers (“NEOs”). Our NEOs for 2023 were:
Name	Age	Title
Corning F. Painter	61	Chief Executive Officer
Jeff Glajch	61	Chief Financial Officer
Sandra Niewiem	48	Senior Vice President, Global Specialty Carbon Black and EMEA Region
Pedro Riveros	53	Senior Vice President, Global Rubber Carbon Black and Americas Region
Carlos Quinones	59	Senior Vice President, Global Operations
Executive Summary
We enjoy a long-standing reputation within the industry for carbon black product and process technology, applications knowledge and innovation. Our goal is to remain at the forefront of the industry in terms of product development by having dedicated applications technology teams, commercial teams and manufacturing facilities. Our long-term success depends on our ability to attract, engage, incentivize and retain highly talented individuals who are committed to our corporate and business strategies.
The Company takes a long-term view of performance, growth and value creation as an essential part of our culture, business strategy and compensation approach. Building a business that is resilient to fluctuations in the economy is critical to our success.
We believe that through the leadership of our experienced executive team, we performed well in a challenging economic environment, delivering a record annual Adjusted EBITDA of $332.3M (up 6.4% year-over-year) in 2023.
Our key 2023 business, safety, sustainability and strategic achievements included the following:
•	Achieved record Adjusted EBITDA despite significant economic challenges for our global industry
•	Reduced net leverage to 2.35 at year-end (down from 2.75 in December 2022)
•	Repurchased ~$66M of stock (nearly 5% of outstanding stock)
•	Reduced debt by $78M
•	Opened a greenfield plant in Huaibei, China
•	Opened a new battery innovation center in Cologne, Germany
•	Ended the year with four plants now having received the International Sustainability and Carbon Certification (ISCC PLUS)
•	Commissioned a new air emissions system at our Belpre, Ohio facility, our final of four plants in the United States
•	Growing our global workforce by 3% year-over-year
•	Implemented new Emerging Leaders and Leaders of Leaders management development training programs
•	Continued our strong ESG results by achieving a B-score from CDP and Platinum medal from EcoVadis
•
Successfully executed our critical key strategic projects, once again focusing on ensuring the Company continues to focus on long-term improvement projects with continued emphasis on process improvements, cost reduction, employee training and development, safety and new business opportunities; and

•	Paid a dividend to our shareholders.
In 2023, we continued to demonstrate our operational resilience by successfully executing our strategy across the following six core pillars:
(1)	Employees: protecting our people;
(2)	Production: maintaining safe, functioning, productive plants;
(3)	Customers: Serving our customers’ evolving needs;
(4)	Liquidity: enhancing our financial flexibility and ensuring we maintain strong financial standing;
(5)	Supply Chain: maintaining adequate access to raw materials despite often snarled international shipping channels and supply chains; and
(6)	Community/ESG: supporting the communities in which we are privileged to operate.
2024 Proxy Statement	Orion S.A.	39

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Our Compensation Philosophy
Our executive compensation program is designed to align with our pay-for-performance philosophy and, accordingly, directly links a substantial portion of annual executive compensation to Company performance. We also believe that the amount of compensation paid to each NEO should reflect the depth of their experience and the quality of their performance. We place a significant emphasis on long-term incentive compensation, designed to link the value created for shareholders with those responsible for the results. We offer a total compensation opportunity that is both competitive with similarly sized companies for our industry and that is internally equitable. Our compensation program is designed to attract, develop and retain business leaders to drive financial and strategic growth and build long-term shareholder value, and to deliver competitive compensation for superior Company performance. Likewise, when Company performance falls short of expectations, these variable incentive programs deliver lower levels of compensation. However, the Compensation Committee endeavors to balance pay-for-performance objectives with retention considerations so that, even during a temporary downturn in the economy and the chemicals industry, the program continues to ensure that qualified, successful, performance-driven employees stay committed to increasing our long-term value. Furthermore, to attract and retain highly skilled management, our executive compensation program must remain competitive with those of comparable employers who compete with us for talent.

CORE PRINCIPLES
The following key principles provide the framework for our executive compensation program

COMPETITIVENESS AND RETENTION

Provide competitive pay opportunities that attract and retain high quality professionals and reward performance

ALIGNMENT OF SHAREHOLDERS' INTEREST

Link the interests of our executive officers with those of our shareholders through significant equity-based compensation tied to the achievement of the key metrics rTSR, ROCE, Sustainability and Employee Engagement

ACCOUNTABILITY FOR SHORT- AND LONG-TERM PERFORMANCE

Strike an appropriate balance between achieving both short-term and long-term business objectives through compensations awards

PAY-FOR-PERFORMANCE

Provide base salaries that reflect each NEO's experience, scope of responsibility and performance, combined with variable incentive compensation that rewards executives when superior performance is achieved, while subpar performance results in compensation below that of peer companies

40	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Our Executive Compensation Practices
We seek to maintain high standards with respect to the governance of executive compensation. Key features of our compensation policies and practices that aim to drive long-term performance and align with stockholder interests are highlighted below:
Our Compensation Practices	Our Prohibited Compensation Practices
Pay-for-Performance— We align annual and long-term incentive opportunities with our annual operating plan and shareholder interests.	No Guaranteed Increases— We do not guarantee salary or other compensation increases for our NEOs.
Align Total Compensation with Our Peers— We position the target total direct compensation levels for our NEOs within the range of the median for our peers.
No Excessive Perquisites or Special Benefits— Our NEOs are only eligible to participate in benefit plans that are generally available to all our employees, or that are customary benefits for executives within the applicable jurisdiction.

At-Risk Compensation— Our incentive-based compensation represents a significant portion of our executives’ compensation by using a combination of lower base salaries and an emphasis on pay-for-performance.
No Single-Trigger Vesting Upon a Change-in-Control— No automatic single trigger accelerated vesting of equity in connection with a change-in-control.

Annual Review and Discretion— We conduct an annual review of our executive compensation program to ensure it rewards executives for strong performance, aligns with stockholder interests, and retains top talent. Our Compensation Committee has the discretion to set performance-based compensation based on its annual review.
No Excessive Severance Benefits— We do not provide for cash severance payments to our U.S. based executives other than for our CEO and CFO.
Independent Consultant— We use an independent compensation consultant retained by and reporting directly to the Compensation Committee.	No Excise Tax Gross-Ups— We do not provide excise tax gross-up payments.

Stock Ownership Guidelines— We have adopted robust stock ownership guidelines for our executive officers: five times base salary for our CEO, three times base salary for our CFO and two times base salary for all other executive officers, including our other NEOs.

No Pledging— We prohibit the pledging of the Company’s stock by directors, officers, and employees of the Company while holding material non-public information about the Company or being otherwise not permitted to trade the Company’s stock.

Mitigate Undue Risk— We utilize a mix of performance metrics, cap potential payments, provide a three-year vesting period for performance stock awards, and conduct an annual compensation risk assessment analysis each year.
No Repricing of Options or TSR targets— We currently do not issue stock options as part of our compensation strategy, and we do not reset TSR benchmarks.

Clawback— Incentive-based compensation of our NEOs (including any cash or equity compensation) that is granted, earned or vested based wholly or in part upon the attainment of any “financial reporting measure” is subject to clawback in the event of material financial misstatements, violation of applicable restrictive covenants and engaging in misconduct that triggers a for-cause termination.

2024 Proxy Statement	Orion S.A.	41

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Elements of Our 2023 Executive Compensation Program
The Compensation Committee has built our executive compensation program upon a framework that includes the components and objectives listed below. The Compensation Committee routinely reviews each component of our executive compensation program to assess how it affects total target pay levels and considers pay ranges for similar executive positions among companies in our industry peer group.
Program	Award Type	Objective of Element	Description
Base Salary	Cash	To provide an appropriate base salary mitigating inappropriate risk-taking by providing a fixed, certain and regular level of income.
Base salaries are set at market-competitive levels, subject to adjustment for a number of other factors, such as merit increases, unique job responsibilities, experience, individual contributions and number of years in the position.

Annual Short-term Incentive (“STI”) Compensation	Cash
To incentivize and reward performance on key metrics that support the Company’s annual operating plan. Promote pay-for-performance in a competitive way. Generally targeted competitive levels among companies in our peer group based upon achieving specified performance goals.

Designed to offer opportunities for cash compensation directly tied to Company performance relative to established performance targets that the Compensation Committee believes create shareholder value. Annual STI payouts range from 0% to 200% of the target bonus for 2023, and are based on actual EBITDA (65%), Safety (5%), Sustainability (5%) and Key Strategic Projects (25%) performance relative to the designated targets. Annual STI awards are generally paid out during the first quarter following the end of the applicable financial year (i.e., the performance period).

Performance- based Restricted Stock Units	Equity Performance Stock Units (PSUs)
To strengthen alignment with shareholders’ interests and drive continued shareholder value creation, 70% of the awards granted under our long-term incentive (“LTI”) plan are performance-based for all executive officers, including our NEOs.

The PSU payout ranges from 0% to 200% of the target number of common shares granted based on actual relative total shareholder return “rTSR” (50%), Return on Capital Employed “ROCE” (25%), Sustainability (12.5%) and Employee Engagement (12.5%) performance measured over the three-year performance period.

Time-based Restricted Stock Units	Equity Restricted Stock Units (RSUs)	For retention purposes, 30% of the awards granted under our LTI plan are time-based for all executive officers, including our NEOs.
RSUs vest one-third on each vesting date, subject to continued employment through the applicable vesting date. For grants issued in 2022 and prior, RSUs are settled in shares after the third and final vesting date. Starting in 2023 and onwards, one-third of the RSUs granted settle in shares on each applicable vesting date.

Retirement and other Employee Benefits		To provide competitive benefits to protect our employees and their covered dependents’ health and welfare, facilitate strong performance on the job, and enhance productivity.
NEOs and other executive officers are eligible to participate in the same benefit programs that are offered to other salaried employees in their respective jurisdictions, including the 401(k) plan matching benefits, car allowances, and participation in health and welfare plans.

42	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Target Compensation Mix: How Pay is Tied to Performance
Our executive compensation program directly links most of the executive compensation opportunity to our financial performance through annual and long-term incentives. The elements of the NEO compensation program have remained relatively consistent in the past years, with target compensation allocated between fixed and variable, cash and non-cash and short-term or long-term components. The Target Compensation Mix chart below describes each of the compensation elements for the Chief Executive Officer (“CEO”) and other current NEOs for 2023 as a percentage of total target direct compensation.

As illustrated in this chart, the target short-term incentive (“STI”) compensation, which is primarily dependent on the Company’s financial performance and the accomplishment of key strategic projects, as well as the target performance-based portion of our long-term incentive compensation in the form of PSUs, which is linked to ROCE, rTSR as compared to the average rTSR of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index, sustainability and employee engagement, together constitute approximately 82% and 61%, respectively, of the total target direct compensation of our CEO and other NEOs. Our Compensation Committee believes that such a large majority of our CEO’s and each NEO’s target compensation should be at risk based on the Company’s performance, and most of this at-risk compensation should be tied to the Company’s stock price. The amount of our CEO’s and NEOs’ actual earned at-risk compensation will strongly align with shareholders’ interests and investments.
Compensation Consultant Role: How Executive Pay is Established
The Compensation Committee, in consultation with management and with the advice and recommendation of the Compensation Committee’s independent compensation consultant, endeavors to establish levels of compensation that are competitive in the marketplace taking into account our pay-for-performance philosophy and core principles of driving growth of long-term shareholder value.
Since the Company’s initial public offering in July 2014, the Compensation Committee has engaged Korn Ferry as its independent compensation consultant. In developing our executive compensation program and policies and setting pay levels, Korn Ferry has assisted the Compensation Committee with reviewing elements of executive pay against a comparison industry peer group, as discussed below, and advising the Compensation Committee on evolving best practices. In addition, from time to time, the Company utilizes various salary benchmarking data sources to use as a guideline for establishing competitive market pay rates and salaries.
The Compensation Committee has evaluated the independence of Korn Ferry and concluded that they did not provide any other compensation services to the Company during 2023 and were qualified to serve as an independent consultant to the Compensation Committee.
Compensation Governance
The Compensation Committee, which is comprised entirely of independent directors, is responsible for overseeing our executive compensation program. The Compensation Committee determines and approves all compensation and payment levels for the CEO and certain other senior officers, including the other NEOs.
The Compensation Committee performs an annual review of the CEO’s goals and his performance in achieving such goals in each financial year and keeps the Board apprised of such evaluations. Our CEO reviews the performance of our other senior officers, including the NEOs (other than himself), and makes recommendations to the Compensation Committee regarding the compensation for those executive officers.
The Compensation Committee, with input from Korn Ferry, determines each element of compensation for the CEO. The Compensation Committee also determines each element of compensation for the other NEOs based on consideration of each individual’s leadership
2024 Proxy Statement	Orion S.A.	43

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
qualities, operational performance, business responsibilities, tenure with the Company, current compensation arrangements and long-term potential to enhance shareholder value as well as input from Korn Ferry and the CEO. The Compensation Committee is under no obligation to follow these recommendations. Executive officers and others may participate in discussions with the Compensation Committee when invited to do so.
The Compensation Committee also reviews and approves all recommended salary increases, STI awards and LTI grants for our NEOs.
Compensation Risk Management
The Compensation Committee provides risk oversight with respect to the compensation of our Company’s employees, including the NEOs and other key officers. We believe we have established a short- and long-term compensation program that properly incentivizes desired performance and mitigates inappropriate risk-taking with a possible adverse effect on the Company.
The Compensation Committee oversees the Company’s executive compensation program and annually reviews the program against the Company’s strategic goals, industry practices and emerging trends to ensure alignment with shareholder interests. The Compensation Committee believes that our performance-based bonus and equity programs provide executives with incentives to create long-term shareholder value.
As part of this evaluation, the Compensation Committee considers whether the program components encourage or otherwise promote the taking of inappropriate or unacceptable risks that could threaten the Company’s value. Based on this review, the Compensation Committee believes that many features of the Company’s compensation program are designed to effectively promote the creation of long-term value, discourage behavior that leads to excessive risk, and mitigate the material risks associated with executive and other compensation programs.
These features for 2023 are as follows:
•	A mix of elements so that the compensation mix is not overly focused on either short-term or long-term incentives
•
Our STI payout is based on financial metrics that are objective and drive long-term shareholder value. Moreover, the Compensation Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk-taking to achieve short-term results

•	Our compensation program does not allow for unlimited payments, and annual incentive award caps limit the extent that employees could potentially profit by taking on excessive risk
•
A significant portion of all senior executives’ (including our NEOs’) LTI awards (70%) is issued as PSUs based on ROCE, rTSR, Sustainability and Employee Engagement performance results measured over a three-year performance period, which are objective and drive long-term shareholder value

•	Our 2023 PSUs vest based on a three-year performance period which encourages executives to attain sustained performance over several years, rather than performance over a short-term period
•
We have robust stock ownership guidelines which align the interests of our executive officers with the long-term interests of our shareholders and encourage our executives to execute our strategies for growth in a prudent manner

•	The demonstrated ability to make timely changes to the executive compensation program as needed
Based on its most recent review, management and the Compensation Committee do not believe that the compensation policies and practices of the Company create risks that are reasonably likely to have a material adverse effect on the Company.
Use of Peer Group Data
The Compensation Committee utilized Korn Ferry to identify an industry peer group for the Company to perform an annual review of our executive compensation and to assess the competitiveness of our executive compensation program. The Company’s philosophy for senior executive pay, including our NEOs’ pay, is to provide a target total compensation package that is competitive with our peer group and general industry market data as provided by Korn Ferry. We do not benchmark our NEOs’ compensation to any specified level, and compensation levels of executives in our peer group is just one factor considered when determining total compensation levels. In addition to market data, other factors, such as the NEO’s experience, responsibilities, performance and long-term strategic value to the Company, are also considered by the Compensation Committee when making recommendations and decisions on compensation.
For 2023, Korn Ferry provided market data for a peer group of 14 companies with revenues between $800 million and $3.9 billion (median revenues of $2.0 billion). Peer group compensation data was limited to information that is publicly reported and such data was used to evaluate the major components of compensation for our NEOs, including base pay, target annual bonus opportunity and long-term incentive opportunity. In accordance with the foregoing process and analysis, the Compensation Committee approved the following peer group of 14 companies in the specialty chemicals industry to provide a reference for pay decisions for 2023. The Compensation Committee annually reviews peer group companies to reflect merger & acquisition activity in the industry. Our 2023 peer group companies were:
Ashland, Inc.	HB Fuller Company	Minerals Technologies Inc.
Advansix, Inc.	Ingevity Corporation	Quaker Chemical Corporation
Balchem Corporation	Innospec Inc.	Sensient Technologies Corporation
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Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Cabot Corporation	Koppers Holdings, Inc.	The Stepan Co.
Ecovyst, Inc.		Tronox Holdings PLC
Pay Decision Factors
The Compensation Committee considers several factors when evaluating the pay levels of our NEOs. These include but are not limited to:
•	market reference data from our compensation peer group
•	the NEO’s level of responsibility, performance, leadership, tenure and experience
•	the Company’s overall annual performance
•	overall business strategy and business model
•	the Company’s expected growth trajectory and constraints
•	performance against our business tenets and long-term strategy
•	rTSR and long-term shareholder value
•	the economic environment
Each NEO’s approved target compensation provides the executive with an appropriate compensation opportunity. The Compensation Committee determined, based on the Company’s financial year 2023 performance, that each NEO’s total 2023 earned compensation was appropriate in light of the overall Company performance, the NEO’s personal performance, responsibility, and experience, relative to the total shareholder return for 2023. For NEOs who are promoted or hired externally into their role, and whose total direct compensation is not competitive at the time of their promotion or hire, our philosophy is to bring such NEO’s compensation to benchmark levels used by the Committee generally over a three-year period.
2023 Compensation for NEOs
The total compensation opportunities for each NEO in 2023 are intended to reflect the depth of their experience, quality of their performance and level of service to the Company and its shareholders. The 2023 compensation of our NEOs illustrates how a meaningful portion of each executive’s pay is based on performance against our short-term and long-term strategic objectives.
Base Salary
We pay base salaries to attract and retain talented executives and to provide a fixed base of cash compensation. The table below shows the annual salary of each NEO for 2022 and 2023:
Named Executive Officer	2023 Annual Base Salary ($)	2022 Annual Base Salary ($)	Percentage Increase
Corning F. Painter	1,045,000	1,000,000	4.5%
Jeff Glajch(1)	472,500	450,000	5.0%
Sandra Niewiem(2)	377,151	342,858	10.0%
Pedro Riveros	408,042	377,817	8.0%
Carlos Quinones	380,512	358,974	6.0%
(1)	Mr. Glajch joined the Company on April 18, 2022, as Chief Financial Officer. His 2022 base salary represents his annualized base salary.
(2)
Dr. Niewiem’s annual base salary is paid in Euros, which is converted to U.S. Dollars in the table above using the conversion rate at December 29, 2023 (the last trading day in 2023), where 1 Euro = USD 1.106819. Dr. Niewiem’s 10% base salary increase for 2023 included a market adjustment of 5.8% supported by benchmarking from the Compensation Committee’s compensation consultant.

For financial year 2023 base salary determinations, the Compensation Committee reviewed each NEO’s job responsibilities, management experience, individual contributions, tenure and then-current salary, as well as the executive compensation benchmarking data prepared by the independent compensation consultant, Korn Ferry.
Annual Short-Term Incentive (STI) Compensation
Our STI compensation program is designed to offer opportunities for cash compensation directly tied to our Company’s performance relative to established performance measures and ranges that the Compensation Committee believes create shareholder value. We provide opportunities for our executives to earn annual cash incentive awards that reward performance achievements for the year. Performance goals are objective and based on our annual business strategy and budget approved by the Compensation Committee. Our STI Plan is designed to:
•	focus executives on key financial and strategic goals that support our annual operating plan
•	link short-term pay to the Company’s annual performance
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Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
•	put a meaningful portion of compensation at risk based on our financial success
•	incentivize and motivate executives to achieve our short-term strategic and financial objectives that we believe will drive long-term value creation
•	provide a competitive level of target annual compensation to attract and retain key talent
At the beginning of 2023, the Compensation Committee reviewed the annual target STI award opportunities for Messrs. Painter, Glajch, Riveros and Quinones and Dr. Niewiem. After consulting with Korn Ferry, the Compensation Committee approved an increase in target STI to 60% (from 50%) for Messrs. Riveros and Quinones and Dr. Niewiem effective January 1, 2023. These changes were made in consultation with Korn Ferry to recognize performance and further align our compensation package with the peer benchmarks. The 2023 target annual STI award opportunities for our NEOs, inclusive of these changes, are as follows:
Name(1)	Target 2023 STI Bonus as a Percentage of Base Salary
Corning F. Painter	100%
Jeff Glajch	65%
Sandra Niewiem	60%
Pedro Riveros	60%
Carlos Quinones	60%
STI payouts for plan year 2023 range from 0% – 200% of the NEO’s target annual bonus. Sixty-five percent (65%) of the annual target bonus is determined by Adjusted EBITDA, 5% is based on Safety results and 5% is based on Sustainability results, with threshold, target, and maximum payout levels for each such performance metric. Performance at the threshold level results in a payout at 50% of target STI, performance at the target level results in a payout at 100% and performance at the maximum level results in a maximum payout at 200%. For these three key performance measures, we use linear interpolation to determine the actual STI payouts for achievement between the three performance levels.

The key performance metrics, payout calculation and terms applied to each NEO are the same as applied for all employees of the Company and based on the Compensation Committee’s determination that each measure is integral to the overall success of the Company. Our NEOs may not defer payment of any portion of their STI payout and the Company does not sponsor any deferred compensation program that would permit such a deferral.
The Compensation Committee established the following performance metrics and target performance levels for the following 2023 STI Plan measures:
Measure	Weight	Threshold Level (50% Payout)	Target Level (100% Payout)	Maximum Level (200% Payout)
Adjusted EBITDA	65%	$333.0MM	$370MM	$407MM
Safety	5%	OSHA Recordables 3	OSHA Recordables 2	OSHA Recordables 1
Sustainability	5%	EcoVadis Score 63	EcoVadis Score 65	EcoVadis Score 67
To further demonstrate our commitment to improving robust operational performance to create shareholder value, we determined that the remaining twenty-five percent (25%) of the target annual bonus should be based on the successful execution of key strategic “Emerge Stronger” projects designed to provide a mix of short-term and long-term benefits. These key projects focus on creating commercial value, enhancing competitiveness, and employee training and development.The Compensation Committee reviews and approves the inclusion of these key strategic projects as part of the STI Plan and the corresponding payouts. The award payout is calculated based on the achievement of each individual project with the opportunity for each project to earn a 50% of target payout at the threshold level, 100% payout at the target level and 200% payout at the maximum level. The achievement result for each project are equally weighted and summed to determine the total payout for the key strategic Emerge Stronger projects metric. Most employees across the company, except for example production plant employees who have more manufacturing-based objectives, participate in an incentive plan with the same Emerge Stronger targets.
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Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Our “Emerge Stronger” projects were established with the following achievement levels:
#	KPI Description	Threshold	Target	Maximum
1	75% of employees receive more than 40 hrs. of training in 2023	70%	75%	80%
2	Complete 3 high-value business process improvement projects	Complete 2	Complete 3	Complete 5
3	Complete global customer survey and identify resulting opportunities by Q3 end	Q4 completion	Q3 completion	Q2 completion
4	Complete identified preventative maintenance projects step-change projects on key lines per plan	80% completion	100% completion	140% completion
5	Complete identified key CBO flexibility projects	60% completion	80% completion	100% completion
6	Complete 3 key packing project initiatives in 2023 per plan	One month late + 60-70% reduction in packaging complaint ratio	Complete per plan + 71%-80% reduction in packaging complaint ratio	One month early + 81% or more reduction in packaging complaint ratio
7	Achieve 100% of targeted product qualifications by year-end	60% completion	100% completion	140% completion
8	Complete 6 key commercial launch objectives for new China plant start up per plan	4 objectives	6 objectives	6 objectives by Q3
9	Secure customer approvals representing 80% of volume related to a debottlenecking project	Complete by Q4	Complete per plan	Complete ahead of plan
10	Complete final EPA project per plan and +/-5% of budget	3 months early and +10% budget	Complete per plan	3 months early and +/-5% budget
Rationale Behind our STI Performance Measures
The Compensation Committee establishes the STI performance goals, where applicable, based on our Board-approved business plan and strategic priorities. Our 2023 goals were set at the beginning of the year, reflecting our expectations about the performance of our business. We believe our performance metrics (and resulting compensation) reflect a focused, but well-balanced view of performance that supports our expectations to drive strong business results, provide sound risk management and lead to long-term shareholder value.
The Compensation Committee established a combination of three performance measures (Adjusted EBITDA, Safety and Sustainability) and the execution of key strategic projects for our 2023 STI plan to align with our key business goals and objectives and our business operating plan. The Compensation Committee determined the relative weights of the performance measures to drive financial results while maintaining a focus on critical non-financial objectives to create a sustainable business and long-term value. The Compensation Committee desires to harmonize all Company employees’ STI plan measures and efforts. More specifically:
•
The target level of Adjusted EBITDA was established based on our 2023 operating plan. Adjusted EBITDA is defined as income from operations before depreciation and amortization, share-based compensation, and non-recurring items (such as, restructuring expenses, consulting fees related to Company strategy, legal settlement gain, etc.) plus earnings in affiliated companies, net of tax

•	The Safety target was based on improvement over 2020, 2021 and 2022 and reflecting top quartile performance levels for the chemical industry
•	The target for the Sustainability measure was set at the same level as the 2022 level
•
The maximum performance levels for Adjusted EBITDA, Safety and Sustainability were set at levels that the Compensation Committee believed to be reasonably attainable but only as the result of exceptional performance

•
The Safety and Sustainability metrics form a part of the STI bonus payout because they are critical to our success as an organization. The Compensation Committee believes that there is an inherent alignment between the Company’s sustainability agenda and the successful achievement of its strategic and operational goals

•	The target for key strategic Emerge Stronger projects was 100% completion of the objectives, which corresponded with a payout potential of 0% - 200%
The Compensation Committee retains discretion to take into account extraordinary or infrequently occurring events, or significant corporate transactions in deciding whether to adjust the performance metrics for the STI plan. The Compensation Committee also retains discretion in determining the actual STI amounts paid, in order to ensure that the STI bonus remains consistent with its stated objectives.
2024 Proxy Statement	Orion S.A.	47

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Performance Against Our 2023 STI Plan Measures
The following tables summarize the Company’s actual performance against its 2023 STI targets and payout level as approved by the Compensation Committee:
Measure	Weight	Threshold Level (50% Payout)	Target Level (100% Payout)	Maximum Level (200% Payout)	2023 Actual	Payout %
Adjusted EBITDA	65%	$333 MM	$370 MM	$407 MM	$332.3MM	0%
Safety	5%	OSHA Recordables 3	OSHA Recordables 2	OSHA Recordables 1	OSHA Recordables 6	0%
Sustainability	5%	EcoVadis Score 63	EcoVadis Score 65	EcoVadis Score 67	EcoVadis Score 82	10%
Total	75%					10%
As shown in the table above, in 2023, we fell short of our threshold Adjusted EBITDA goal, resulting in a zero payout for this measure. Our Safety performance fell short of the threshold and equated to a zero payout. Our Sustainability performance exceeded the maximum achievement level, resulting in a 200% payout for this measure.
Key Strategic “Emerge Stronger” Projects
In 2023, we maintained a performance measure under our STI program to continue to incentivize completing specific improvement projects. Our Compensation Committee find this to be an effective way to link variable compensation to specific actions and weighted this metric at 25% of the overall STI target bonus. The actual result for the remaining 25% of the 2023 STI bonus calculation are summarized in the table below.
#	KPI Description	Result	Achieved	Payout
1	75% of employees receive more than 40 hrs. of training in 2023	80.8%	Maximum	200%
2	Complete 3 high-value business process improvement projects	Completed 7	Maximum	200%
3	Complete global customer survey and identify resulting opportunities by Q3 end.	Completed in Q2	Maximum	200%
4	Complete identified preventative maintenance step-change projects on key lines per plan	Miss	Below Threshold	0%
5	Complete identified key CBO flexibility projects	4 projects completed	Target	100%
6	Complete 3 key packing project initiatives in 2023 per plan	Miss	Below Threshold	0%
7	Achieve 100% of targeted product qualifications by year-end	Complete per plan	Target	100%
8	Complete 6 key commercial launch objectives for new China plant start up per plan	Miss	Below Threshold	0%
9	Secure customer approvals representing 80% of volume related to a debottlenecking project	Complete per plan	Target	100%
10	Complete final EPA project per plan and +/-5% of budget	Complete per plan	Target	100%
	Average Payout			100%
The actual achievement levels of the key strategic Emerge Stronger projects were determined based on a scorecard that resulted in a score commensurate with a 25% of target bonus STI payout. After adding the Adjusted EBITDA measure payout of 0%, the Safety measure payout of 0% and Sustainability measure payout of 10%, the Compensation Committee applied 35% to each NEO’s target bonus in 2023.
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Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
The following table illustrates the actual payout level for the 2023 STI for each of our NEOs:
Name	Title	Target STI Bonus as Percentage of Base Salary	Actual 2023 STI Plan Payout ($)	Percentage of Annual Base Salary on December 31, 2023
Corning F. Painter	CEO	100%	365,760	35.0%
Jeff Glajch	CFO	65%	107,494	22.8%
Sandra Niewiem(1)	SVP, Global Specialty Carbon Black and EMEA Region	60%	79,200	21.0%
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	60%	85,689	21.0%
Carlos Quinones	SVP, Global Operations	60%	79,908	21.0%
(1)	Dr. Niewiem’s bonus is paid in Euros and has been converted to U.S. Dollars using the December 29, 2023 (last trading day in 2023), exchange rate of USD 1.106819.
Long-Term Incentive (LTI) Plan
The purpose of our LTI plan is to incentivize our executives to increase shareholder value over the long term, to align their efforts with our shareholders’ interests through ownership, to provide retention through vesting criteria and to have competitive compensation to attract and retain our leadership. Our LTI Plan is from 2024 and onwards is governed by the 2023 Omnibus Equity Plan which shareholders approved at the 2023 Annual General Meeting. The 2023 Omnibus Equity Plan became effective on June 7, 2023. Under this plan, 70% of our annual LTI equity award are issued as PSUs, which vest on the last day of a three-year performance period and are contingent on the successful completion of both performance-based and time-based requirements. The vesting of PSUs is subject to continued employment, further strengthening the link between individual pay opportunities and our long-term performance. 30% of our annual LTI award are issued as time-based RSUs, one-third of which vest annually over a period of three years, subject to continued employment on the applicable vesting date, ensuring the retention of key executives, management, and high-potential individuals. In determining annual LTI award opportunities, the Compensation Committee determines a target monetary value for the individual awards which are then converted into a number of Common Shares based on our stock price on the date of grant. Existing executive equity ownership levels are generally not a factor or guarantee in the Compensation Committee’s granting of LTI awards.
2023 LTI Awards
The 2023 LTI awards granted by the Compensation Committee were designed to provide our NEOs with long-term incentive opportunities that are competitive against our industry peer companies and reflect our overall executive compensation philosophy of aligning pay with long-term performance and shareholder value. With respect to the 2023 LTI awards, 70% of the target value was awarded in PSUs, which vest based on the satisfaction of approved performance targets over a three- year performance period, and 30% of the target value was awarded as RSUs with one-third vesting annually, in each case, subject to continued employment through the applicable vesting date.
Each year, the Compensation Committee determines the amount of each NEO’s annual LTI award, based on a percentage of the NEO’s base salary, with input from its independent compensation consultant Korn Ferry, and referencing external benchmark comparisons of overall target compensation (cash plus equity). The target value of our CEO’s annual LTI award is fixed at 350% of his base salary. The target value is based on market comparisons for CEO positions, using both peer group and general industry market data, in addition to an evaluation of his performance over the prior year. Each NEO’s (other than the CEO) award opportunity is determined prior to the beginning of the performance period assigned to his or her position based on market comparisons for similar positions, using both peer group and general industry market data, in addition to an evaluation of the executive’s individual performance over the prior year.
The Compensation Committee did not make any changes to our 2023 LTI Plan and target award levels as percentage of base salary. The target value of the 2023 LTI awards for each of our NEOs as determined by the Compensation Committee was as follows:
Name	Title	Target	Target $	70% PSUs #	30% RSUs #
Corning F. Painter	CEO	3.5x base salary	3,657,500	152,260	65,254
Jeff Glajch	CFO	1.5x base salary	708,750	29,505	12,645
Sandra Niewiem	SVP, Global Specialty Carbon Black and EMEA Region	0.75x base salary	260,705	10,853	4,651
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	0.75x base salary	306,032	12,740	5,460
Carlos Quinones	SVP, Global Operations	0.75x base salary	285,384	11,880	5,092
The 2023 LTI award grants to our NEOs were approved by the Compensation Committee under our shareholder-approved 2014 Omnibus Incentive Compensation Plan. The 2023 LTI award agreements provide for settlement in Common Shares or cash at the conclusion of the three-year performance period.
2024 Proxy Statement	Orion S.A.	49

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Performance Stock Units (PSUs)
The ultimate realized value of the 2023 PSU award opportunity over the three-year performance period (2023-2025) is determined as follows:

•
50% is based on Relative Total Shareholder Return (rTSR) measured over the last quarter of the three-year performance period and the last quarter of the preceding year of the three-year performance period as compared to the average of the total relative shareholder return of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index for the same three- year period

•	25% is based on Return on Capital Employed (ROCE)
•	12.5% is based on Sustainability
•	12.5% is based on Employee Engagement
The ultimate number of PSUs to be earned with respect to any PSU granted is determined at the end of the performance period depending on actual results as compared to the target performance metrics, and ranges from 0% to 200% of the target number of PSUs granted.
If our rTSR is at the average of the two applicable indices, then that portion of the PSU award will be earned at target level. However, the number of Common Shares earned in respect of the PSUs tied to the achievement of rTSR is capped at 100% of the target number of PSUs granted if the Company’s total shareholder return declines by 10% or more during the performance period, regardless of rTSR performance. The threshold payout for rTSR occurs at 15 percentage points below the average of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Indices and the maximum occurs at 30 percentage points above the average of the indices. Our ROCE measure is based on the Company’s annual achievement percentage with the opportunity to earn 1/3rd payout for each calendar year. Due to competitive reasons, we are not disclosing the ROCE targets. Our Sustainability measure is based on a third-party Sustainability Index measuring the Company’s latest sustainability score and industry-specific percentile ranking near the end of the three-year performance period. Our Employee Engagement measure is based on our latest performance near the end of the three-year performance period versus a third-party Employee Effectiveness measure of the Company’s industry specific percentile ranking as compared to top performing companies.
The 2023 PSUs will vest on the last day of the three-year performance period (the vesting date, which is December 31, 2025) and the earned value will be based on the actual results measured over the three-year period. Each earned unit is settled by delivery of a Common Share and requires that the recipients continue to be employed by the Company through the vesting date.
RSU and PSU Vesting during Performance Period Ending in 2023
The 2021 LTI awards included 30% RSUs and 70% PSUs, of which the PSUs vested on the last day of the three-year performance period, which was December 31, 2023. The 2020 RSUs vested ratably 1/3rd on each anniversary date during the three-year performance period (2021-2023) and were converted to shares delivered after the third and final vesting on December 31, 2023.
The table below summarizes the 2021 RSUs granted to our NEOs that vested on each anniversary date during the three-year performance period (2021-2023) and were delivered after the third and final vesting on December 31, 2023:
Name	2021 Target RSUs Granted(2)	1/3rd Vesting on each Anniversary Date in 2021, 2022 and 2023(2)
Corning F. Painter	56,176	18,725
Jeff Glajch(1)	N/A	0
Sandra Niewiem	2,646	882
Pedro Riveros	3,480	1,160
Carlos Quinones	3,219	1,073
(1)	Mr. Glajch was not employed with the Company in 2021.
(2)	Rounded up to whole shares.
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Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
50% of the 2021 PSUs was based on rTSR (as compared to the average of the total relative shareholder return of the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index). 25% of the 2021 PSUs was based on ROCE for each of the three years in the performance period (2021, 2022 and 2023) as compared to approved targets of 14.8%, 17.8%, and 16.1%, respectively. 12.5% of the calculation was based on the Company’s latest independent Sustainability percentile ranking from EcoVadis during the three-year performance period as compared to an industry-specific percentile ranking target of 90. 12.5% of the calculation was based on the Company’s latest Employee Engagement score during the three-year performance period as measured independently by Korn Ferry with a target of 45% of employees falling into the “most effective” category. The target levels and performance payout ranges for such award are determined and approved by the Compensation Committee on an annual basis . The tables below summarize the target 2021 PSU awards granted to our NEOs, actual achievement level for each of the performance measures as measured over the three-year performance period ending December 31, 2023, and actual earned units for each of the performance measures at the end of the three-year performance period:
Name	2021 PSU Total Target Number of Units Awarded	2021 PSU Total Actual Earned rTSR (50% weight)	2021 PSU Total Actual Earned ROCE (25% weight)	2021 PSU Total Actual Earned Sustainability (12.5% weight)	2021 PSU Total Actual Earned Employee Engagement (12.5% weight)	2021 PSU Total Actual Number of Units Earned
Corning F. Painter	131,078	131,078	32,996	32,770	29,257	226,101
Jeff Glajch(1)	N/A	N/A	N/A	N/A	N/A	N/A
Sandra Niewiem	6,173	6,173	1,554	1,544	1,378	10,649
Pedro Riveros	8,120	8,120	2,044	2,030	1,812	14,006
Carlos Quinones	7,511	7,511	1,891	1,879	1,675	12,956
(1)	Mr. Glajch was not with the Company in 2021.
The actual achieved results of each of the rTSR, ROCE, Sustainability and Employee engagement performance measures for the 2021 PSUs are as follows:
rTSR Actual Performance for the Three-Year Performance Period Applied to the 2021 PSU Award
Orion rTSR	51.92%
Index Average rTSR(1)	14.18%
Threshold Payout at 50% (15 percentage points below Index Average)	-0.82%
Target Payout at 100% (100% of Index Average)	14.18%
Maximum Payout at 200% (30 percentage points above Index Average rTSR)	44.18%
Actual Payout rTSR Performance Measure	200%
(1)	The average TSR percentage results for the S&P Small-Cap 600 Index and the S&P 600 Chemicals Index.
ROCE Actual Achievement and Payout for the Three-Year Performance Period(1)
Orion Average ROCE	16.23%
Threshold Payout at 50%	13.77%
Target Payout at 100%	16.20%
Maximum Payout at 200%	21.06%
Actual Payout ROCE Performance Measure	100.69%
(1)	ROCE is calculated by the average of the total Adjusted Earnings Before Interest and Taxes for 2021, 2022 and 2023 divided by the total capital employed during the applicable performance period.
Sustainability Actual Performance for the Three-Year Performance Period Applied to the 2021 PSU Award
Orion Sustainability Percentile Ranking	99th
Threshold Payout at 50%	80th
Target Payout at 100%	90th
Maximum Payout at 200%	95th
Actual Payout Sustainability Performance Measure	200%
2024 Proxy Statement	Orion S.A.	51

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Employee Engagement Actual Performance for the Three-Year Performance Period Applied to the 2021 PSU Award
Orion Employee Engagement score	55%
Threshold Payout at 50%	43%
Target Payout at 100%	45%
Maximum Payout at 200%	58%
Actual Payout Employee Engagement Performance Measure	178.57%
Compensation Decisions for 2024
Our Compensation Committee conducted its annual review of market competitiveness of the compensation of our NEOs in January 2024. As a result of this review, the Compensation Committee approved market-based adjustments to the 2024 base salaries of our current NEOs and determined that their current STI target awards remain appropriate and competitive compared to the market and industry peer group. Our compensation program is designed to attract and retain top-tier talent in a competitive marketplace and to maximize shareholder value by rewarding NEOs for strong Company performance. In this regard, the LTI target awards for Dr. Niewiem and Mr. Riveros, our two business line leaders, were increased from 75% in 2023 to 100% in 2024. This is aligned both with the peer benchmarking performed by our consultant and with our philosophy to “pay for performance” in order to drive business results and maximize shareholder value. The table below sets forth the base salary and target STI and LTI incentive opportunities for 2024 for each of our current NEOs:
Name	2024 Merit Increase(2)	2024 Market Adjustment	Total 2024 Adjustment	2024 Base Salary $	2024 STI Target % of Base Salary	2024 LTI Target % of Base Salary
Corning F. Painter	4.50%	0.76%	5.26%	1,100,000	100%	350%
Jeff Glajch	4.50%	0.63%	5.13%	496,739	65%	150%
Sandra Niewiem(1)	4.540%	0.50%	5.00%	396,001	60%	100%
Pedro Riveros	4.50%	1.50%	6.00%	432,525	60%	100%
Carlos Quinones	4.50%	0.59%	5.09%	399,861	60%	75%
(1)	Dr. Niewiem’s salary is paid in Euros and has been converted to U.S. Dollars using the December 29, 2023 (last trading day in 2023) exchange rate of USD 1.106819.
(2)	Merit increase budgets are set by country depending on prevailing wage inflation.
Health and Welfare Benefits and Retirement Benefits
Our NEOs are generally eligible to participate in our broad-based employee benefit programs, which include certain retirement benefits based on the applicable individual’s jurisdiction, with matching contributions to a tax-qualified defined contribution plan for our NEOs in the U.S. and contributions to a defined contribution plan consistent with employees generally for our NEO in Germany, group life insurance, long-term disability coverage, other group welfare benefit plans, and an auto allowance per local norms, if applicable. We believe these benefits are required to remain competitive with our peers for executive talent. We do not provide any executive officers including our NEOs with excessive perquisites or other personal benefits.
Employment Agreements
Certain of the NEOs are party to an employment agreement describing the general terms of their employment with the Company. We believe these arrangements provide certainty to both the Company and the executive as to their rights and obligations to each other, including restrictive covenants and non-compete agreements.
Corning F. Painter
Mr. Corning F. Painter, our Chief Executive Officer, has an employment agreement (the “Painter Employment Agreement”) with the Company, which does not have a fixed term. The Painter Employment Agreement (as amended) provides for a base salary, which was $1,045,000 annually on December 31, 2023, participation in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 100% of base salary and an annual LTI award with a target value equal to 350% of base salary. The Painter Employment Agreement provided for a one-time sign on bonus of $410,000 (paid in 2018) and an initial RSU grant with a value of $1,000,000 on the date of grant, that has fully vested. Mr. Painter is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, customary relocation benefits (which were paid in 2018), and certain severance benefits which are described below.
52	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
Jeff Glajch
Mr. Jeff Glajch, our Chief Financial Officer, is an at-will employee. Mr. Glajch’s base salary on December 31, 2023 was $472,500 annually, and he is eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 65% of base salary and an annual LTI award with a target value equal to 150% of base salary. Mr. Glajch received a one-time grant of 23,420 RSUs upon his hire in 2022 with a value of $402,590 on the date of grant, subject to vesting over three years. Mr. Glajch is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, and customary relocation benefits (which were paid in 2022) and certain severance benefits which are described below. Mr. Glajch is also party to a restrictive covenant agreement that limits his ability to compete with and solicit employees of the Company during his employment and for a period of one year thereafter.
Sandra Niewiem
Dr. Sandra Niewiem, our Senior Vice President Global Specialties and EMEA Region, has entered into an employment agreement in 2013 (year of hire) which governs the terms of her employment. Dr. Niewiem’s employment agreement is governed by German law and reflects customary terms of employment in such jurisdiction. Dr. Niewiem’s base salary on December 31, 2023 was €340,752 annually, and she was eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 60% of base salary and an annual LTI award with a target value equal to 75% of base salary. Dr. Niewiem is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees in Germany.
Pedro Riveros
Mr. Pedro Riveros, our Senior Vice President Global Rubber Carbon Black and Americas Region, is an at-will employee. Mr. Riveros’ base salary on December 31, 2023 was $408,042 annually and he is eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 60% of base salary and an annual LTI award with a target value equal to 75% of base salary. Mr. Riveros received a one-time grant of 17,284 RSUs upon his hire in 2019 with a value of $155,037 on the date of grant, that has fully vested over three years. Mr. Riveros is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, and customary relocation benefits (which were paid in 2019). Mr. Riveros is also party to a restrictive covenant agreement that limits his ability to compete with and solicit employees of the Company during his employment and for a period of one year thereafter.
Carlos Quinones
Mr. Carlos Quinones, our Senior Vice President Global Operations, is an at-will employee. Mr. Quinones’ base salary on December 31, 2023 was $380,512 annually. He is eligible to participate in the Company’s STI and LTI plans, with an annual STI target bonus opportunity equal to 60% of base salary and an annual LTI award with a target value equal to 75% of base salary. Mr. Quinones received a one-time grant of 17,284 RSUs upon his hire in 2019, with a value of $155,037 on the date of grant, that has fully vested over three years. Mr. Quinones is also eligible for welfare and retirement benefits commensurate with the benefits offered to all other Company employees, and customary relocation benefits. Mr. Quinones is also party to a restrictive covenant agreement that limits his ability to compete with and solicit employees of the Company during his employment and for a period of one year thereafter.
Tax and Accounting Considerations
Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly held corporation for any individual remuneration in excess of $1.0 million paid in any taxable year to its CEO, CFO, any of the corporation’s three most highly compensated executive officers (excluding the CEO and CFO) for the prior financial year, or any individual who was one of the foregoing executives in any prior year. The Compensation Committee considers the applicability of Section 162(m) and accounting impact of compensation in designing our compensation programs but also considers numerous factors alongside the objectives of the executive compensation program and our compensation philosophy that may in some cases lead to the payment of compensation that is not deductible.
Stock Ownership Guidelines
Ownership of our Common Shares by our directors and executive officers is very important to further align their interests with those of our shareholders. The Board has adopted guidelines requiring that our executive officers acquire and continuously hold a specified minimum level of our Common Shares. For our executive officers, we express these requirements as a multiple of their annual base salary. The minimum stock ownership requirements by level are as follows:
Stock Ownership Guidelines
Chief Executive Officer	5X Base Salary
Chief Financial Officer	3X Base Salary
All Other Named Executive Officers	2X Base Salary
Director	5X Annual Cash Retainer
Upon the appointment or election of a new director or executive officer, that person will be expected to reach full compliance with these requirements by the date that is five years after his or her first appointment or election, as applicable. Based on their 2024 base salaries and
2024 Proxy Statement	Orion S.A.	53

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation Discussion and Analysis
their April 4, 2024 stock ownership value, all our NEOs meet our stock ownership guidelines, with Mr. Painter’s stock ownership base salary multiple of 18 and an average stock ownership base salary multiple of 2.54 for all other NEOs. As of April 4, 2024, each Director has met the annual cash retainer multiple requirement with an average multiple of 7.32. The Compensation Committee believes these ownership levels provide appropriate long-term focus of our NEOs.
Short Selling, Pledging and Insider Trading Policy
Our directors, executive officers and other employees are required to comply with our Insider Trading Policy and may not use any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential decrease of our Common Shares. Our Insider Trading Policy prohibits the pledging of any Company stock as security by our directors or executive officers, and prohibits our employees, including our NEOs, from placing Company securities in a margin account with a broker-dealer at any time when the individual is aware of material, non-public information or is otherwise not permitted to trade in Company securities.
Clawback Policy
All incentive-based compensation including each of the STI and LTI awards issued to our executives, including our NEOs, includes a recoupment (clawback) provision. The agreements provide that the Company shall have the right to determine in its sole discretion to recoup, and the executive will be required to repay the Company the value of any Common Shares or cash delivered in settlement of any award in the following three circumstances:
•	if the Company restates its financial statements materially downward
•	the executive violates any non-competition, non- solicitation and confidentiality restrictions to which he or she is subject to
•	the executive’s employment is terminated for cause
In addition to the clawback provisions in such STI and LTI awards and to mitigate risk to the Company of awarding certain of its executives, including its NEOs, incentive compensation based on financial results that are subsequently restated, the Compensation Committee adopted a revised Clawback Policy in 2023 requiring the clawback of incentive compensation (Clawback Policy). The Clawback Policy provides that the Compensation Committee will act to recoup incentive compensation paid to the Company’s executive and certain other officers determined to have been paid in excess or in error based on the restated results. For further details, the Company’s Clawback Policy can be found as an exhibit to the Company’s Annual Report on Form 10-K for the financial year that ended December 31, 2023 and on the Company’s website under https://investor.orioncarbons.com/governance/governance-documents/default.aspx. The Clawback Policy is not included into this Proxy Statement by reference or otherwise. The revised Clawback Policy has not been triggered following its adoption in 2023.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Dan F. Smith (Chair)
Paul Huck
Didier Miraton
The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
54	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Summary Compensation Table
The following table provides the compensation of our NEOs (our Chief Executive Officer, our Chief Financial Officer and the three most highly compensated executive officers) for the financial years that ended December 31, 2023, December 31, 2022 and December 31, 2021:
Name and Principal Position	Year	Base Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Compensation Plan(3) ($)	All Other Compensation(5) ($)	Total ($)
Corning F. Painter Chief Executive Officer	2023	1,045,000	—	6,157,673	365,750	16,816	7,585,239
	2022	1,000,000	—	2,745,091	930,000	15,506	4,690,597
	2021	955,500	—	3,603,048	1,326,234	14,500	5,899,282
Jeff Glajch Chief Financial Officer	2023	472,500	—	1,193,238	107,494	16,816	1,790,048
	2022	320,192	—	755,262	193,556	112,203	1,381,213
Sandra Niewiem(4) SVP, Global Specialty Carbon Black and EMEA Region	2023	377,151	—	438,908	79,202	87,775	983,036
	2022	330,687	—	138,958	153,769	57,785	681,199
	2021	305,512	—	169,690	212,025	46,352	733,580
Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region	2023	408,042	75,000	515,230	85,689	16,816	1,100,777
	2022	377,817	50,000	148,214	175,685	15,506	767,222
	2021	353,100	—	223,201	245,051	14,500	835,853
Carlos Quinones SVP, Global Operations	2023	380,512	—	480,464	79,908	16,816	957,700
	2022	358,975	—	140,812	166,923	15,506	682,216
	2021	326,340	—	206,461	226,480	14,500	773,781
(1)
The amounts included in this column for Mr. Riveros include recognition awards of $75,000 in 2023 and $50,000 in 2022, each paid in cash, to reward him for his contribution to a significant project that materially impacted Orion’s profitability.

(2)
Reflects the fair market value of target RSUs and PSUs at grant date. The grant date fair value of these awards was calculated in accordance with FASB ASC 718, Compensation – Stock Compensation (“FASB ASC 718”) which, for PSUS, is based on the probable outcome of the performance conditions. See Note M to our consolidated financial statements included in our Annual Report on Form 10-K for the period ending December 31, 2023. regarding assumptions underlying valuations of equity awards. The value for each PSU award, granted under the LTI plan, as of the grant date, assuming the maximum level of performance, is as follows: $4,462,374, $3,736,227 and $5,134,325 for Mr. Painter for 2023, 2022 and 2021, respectively; $864,721 and $479,849 for 2023 and 2022, respectively, for Mr. Glajch; $318,075, $189,068 and $240,796 for Dr. Niewiem for 2023, 2022 and 2021, respectively; $373,379, $201,668 and $318,060 for Mr. Riveros for 2023, 2022 and 2021, respectively; and $348,174, $191,592 and $294,206 for Mr. Quinones for 2023, 2022 and 2021, respectively. Mr. Glajch was not an employee of the Company in the years prior to 2022.

(3)	Represents the annual cash incentive award earned by December 31, 2023 in respect of the 2023 performance year under our STI Plan and paid in calendar year 2024.
(4)	Dr. Niewiem’s salary is paid in Euros and has been converted to U.S. Dollars using the December 29, 2023 (last trading day in 2023) exchange rate of USD 1.106819.
(5)	Amounts in this column represent the following benefits available to our NEOs, including relocation, matching benefits to 401(k) contributions and office stipends.
2024 Proxy Statement	Orion S.A.	55

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Name and Principal Position	Year	Retirement Contributions ($)	Car Lease ($)	Office Stipend(1)	Relocation(2) ($)	Total ($)
Corning F. Painter Chief Executive Officer	2023	16,500	—	316	—	16,816
	2022	15,250	—	256	—	15,506
	2021	14,500	—	—	—	14,500
Jeff Glajch Chief Financial Officer	2023	16,500	—	316		16,816
	2022	15,250	—	256	96,699	112,203
Sandra Niewiem(3)(4) SVP, Global Specialty Carbon Black and EMEA Region	2023	73,942	13,834	—	—	87,775
	2022	50,696	7,089	—	—	57,785
	2021	39,917	6,434	—	—	46,352
Pedro Riveros SVP, Global Rubber Carbon Black and Americas Region	2023	16,500	—	316	—	16,816
	2022	15,250	—	256	—	15,506
	2021	14,500	—	—	—	14,500
Carlos Quinones SVP, Global Operations	2023	16,500	—	316	—	16,816
	2022	15,250	—	256	—	15,506
	2021	14,500	—	—	—	14,500
(1)	The amounts in this column represent a home/hybrid office stipend paid in 2022 to all employees based in our Spring, Texas office.
(2)
The amounts in this column represent relocation costs in connection with Mr. Glajch’s business-related relocation in 2022 to Houston, Texas, which are consistent with the Company’s standard Relocation Policy offered to all employees who receive a relocation package.

(3)	Dr. Niewiem’s retirement contribution amount reflects ordinary contributions to the defined contribution plan generally maintained for our employees in Germany.
(4)	Dr. Niewiem’s benefits as disclosed in this table are paid in Euros and have been converted to U.S. Dollars using the December 29, 2023 (last trading day in 2023) exchange rate of USD 1.106819.
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Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Grants of Plan-Based Awards for 2023
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4) ($)
	Grant Date	Approval Date	Type of Award	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Corning F. Painter			STI	522,500	1,045,000	2,090,000
	06/07/2023	3/8/2023	PSU				76,130	152,260	304,520		4,462,374
	06/06/2023	3/8/2023	RSU					65,254			1,695,299
Jeff Glajch			STI	153,563	307,125	614,250
	06/07/2023	3/8/2023	PSU				14,753	29,605	59,010		864,721
	06/06/2023	3/8/2023	RSU					12,646			328,517
Sandra Niewiem			STI	113,145	226,290	452,581
	06/07/2023	3/8/2023	PSU				5,427	10,583	21,706		318,075
	06/06/2023	3/8/2023	RSU					4,651			120,833
Pedro Riveros			STI	122,413	244,825	489,650
	06/07/2023	3/8/2023	PSU				6,370	12,740	25,480		373,379
	06/06/2023	3/8/2023	RSU					5,460			141,851
Carlos Quinones			STI	114,154	228,307	456,614
	06/07/2023	3/8/2023	PSU				5,940	11,880	23,760		348,174
	06/06/2023	3/8/2023	RSU					5,092			132,290
(1)	Actual non-equity incentive plan payouts for 2023 are discussed in the section “2023 Compensation for NEOs”.
(2)	PSU equity awards granted in 2023 have a three-year cliff vesting upon achievement of established performance metrics.
(3)	RSUs granted on June 6, 2023, are scheduled to vest 1/3rd on January 1, 2024, January 1, 2025, and January 1, 2026.
(4)	Represents the grant date fair value of stock awards as computed in accordance with FASB ASC 718.
2024 Proxy Statement	Orion S.A.	57

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Outstanding Equity Awards at December 31, 2023
The following table provides information on RSUs and PSUs granted under the 2014 Omnibus Incentive Compensation Plan to each of our NEOs and outstanding at December 31, 2023:
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
Corning F. Painter	6/6/2023	43,503	1,206,338	304,520	8,444,340
	10/27//2022	56,361	1,562,891	263,300	7,301,309
Jeff Glajch(1)	6/6/2023	8,430	233,764	59,010	1,636,347
	5/13/2022	23,420	649,437	—	—
	10/27/2022	7,246	200,932	33,816	937,718
Sandra Niewiem	6/6/2023	3,101	85,991	21,706	601,907
	10/27/2022	2,855	79,169	13,324	369,475
Pedro Riveros	6/6/2023	3,640	100,937	25,480	706,560
	10/27/2022	3,045	84,438	14,212	394,099
Carlos Quinones	6/6/2023	3,395	94,134	23,760	658,865
	10/27/2022	2,893	80,223	13,502	374,410
(1)	Mr. Glajch received a sign-on RSU grant on May 13, 2022, that vests on a 3-year cliff basis from his April 18, 2022 date of hire.
(2)
These RSUs reflect the time-based portion of the 2023 and 2022 LTI Plan. The RSUs generally vest in equal annual installments over three years with vesting commencing on January 1 of the year following the grant date. The 2022 RSUs will be settled in Common Shares at the end of the three-year period. The 2023 RSUs will vest 1/3rd on January 1, 2024, January 1, 2025, and January 1, 2026.

(3)	The value of RSUs that have not vested is based on the closing stock price of $ 27.73 per Common Share on December 29, 2023, which was the last trading day of 2023.
(4)
Values in this column represent the number of PSUs at maximum award value of 200% for each NEO for the 2022 and 2023 LTIP. The PSUs will be settled in Common Shares. The performance period for the 2022 PSUs is from January 1, 2022, to December 31, 2024 and for the 2023 PSUs from January 1, 2023 to December 31, 2025.

(5)	The value of PSUs at maximum award value that have not vested is based on the closing stock price of $27.73 per Common Share on December 29, 2023, which was the last trading day of 2023.
58	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Option Exercises and Stock Vested for 2023
The following table sets forth information concerning the vesting of restricted stock units and performance stock units during 2023:
			Option Awards		Stock Awards
Name	Title	Year	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Corning F. Painter	CEO	2023	—	—	304,028	8,430,696
Jeff Glajch	CFO	2023	—	—	—	—
Sandra Niewiem	SVP, Global Specialty Carbon Black and EMEA Region	2023	—	—	14,844	411,637
Pedro Riveros	SVP, Global Rubber Carbon Black and Americas Region	2023	—	—	19,307	535,383
Carlos Quinones	SVP, Global Operations	2023	—	—	17,872	495,604
(1)
Represents the number of RSUs that vested and were delivered for the financial year 2023 and the number of PSUs granted in 2021 that vested and delivered for the measurement period ending on December 31, 2023. For Mr. Painter, 77,927 RSUs and 226,101 PSUs vested. For Mr. Glajch, 4,215 RSUs vested but will be delivered and thus acquired after the third and final vesting on January 2025, and zero PSUs vested. For Dr. Niewiem, 4,196 RSUs and 10,648 PSUs vested. For Mr. Riveros, 5,300 RSUs and 14,007 PSUs vested. For Mr. Quinones, 4,916 RSUs and 12,956 PSUs vested.

(2)
Represents the pre-tax value realized on RSUs that vested and were delivered for the financial year 2023, computed by multiplying the number of shares acquired on vesting by the closing price of our common stock on the vesting date or the preceding trading date if the market was closed on the vesting date. This value also represents the value realized on the 2021 PSUs that vested at the end of the three-year performance period on December 31, 2023, computed by multiplying the product of the target number of the 2021 PSUs granted and the PSU metric payout percentage of 172.5% (i.e. the number of earned common stock) by the closing price of common stock on December 29, 2023 (last trading day in 2023). The value realized on the 2021 PSUs for each of our NEOs is as follows: Mr. Painter, $7,283,243, Mr. Glajch, $0 as he was not with the company at the time of the grant in 2021, Dr. Niewiem, $295,281, Mr. Riveros, $388,414, Mr. Quinones, $359,283.

2024 Proxy Statement	Orion S.A.	59

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
2023 Potential Payments and Benefits Upon Termination or Change in Control
The following table sets forth the potential payments that would have been due to our named executive officers upon involuntary termination and/or a change in control as of December 31, 2023:
Name	Reason for Employment Termination	Estimated Value of Cash Severance Payments ($)	Health Benefits(3) ($)	Estimated Value of PSU Acceleration(4) ($)	Estimated Value of RSU Acceleration ($)	Total ($)
Corning F. Painter(1)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	2,090,000	17,543	3,839,255	—	5,946,798
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	6,270,000	52,629	—	—	6,322,629
	Death or Disability	2,000,000	—	3,839,255	—	5,839,255
Jeff Glajch(2)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	779,625	—	584,133	—	1,363,758
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	1,559,250	—	—	—	1,559,250
	Death or Disability	—	—	584,133		584,133
Sandra Niewiem(5)	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	223,089	—	223,089
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	223,089	—	223,089
Pedro Riveros	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	388,414		388,414
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	388,414		388,414
Carlos Quinones	Involuntary Termination w/o Cause, or Resignation for Good Reason (No CIC)	—	—	234,140		234,140
	Involuntary Termination w/o Cause, or Resignation for Good Reason after a Change in Control	—	—	—	—	—
	Death or Disability	—	—	234,140		234,140
(1)
Mr. Painter is entitled to cash severance payments per his employment agreement. Absent a change in control, Mr. Painter is entitled to a cash payment equal to the sum of his base salary and target bonus for the year of termination, which is payable in installments, subject to execution of a release of claims and continued compliance with restrictive covenants. In the event such termination occurs within one year following a change in control, the severance is enhanced to three times his base salary plus target bonus.

(2)
Mr. Glajch is entitled to cash severance payments per his offer letter. Mr. Glajch is entitled to a cash payment equal to the sum of his base salary and target bonus for the year of termination, which is payable in installments, subject to execution of a release of claims and continued compliance with restrictive covenants. In the event such termination occurs within one year following a change in control, the severance is enhanced to two times the sum of his base salary plus target bonus.

(3)
This amount reflects the estimated cost of continued health care benefits for a period of one year if such termination occurs in the absence of a change in control, and three years if such termination occurs within one year following a change in control.

(4)
PSUs vest based on achievement of adjusted performance targets through the date of termination which has been assumed to be target level for purposes of this disclosure and the amount shown is the value of the accelerated vesting of PSUs on a prorated basis with the numerator being the number of months passed since the vesting commencement date and the denominator being 36. The value is based on the closing stock price of our Common Shares on the NYSE of $27.73 on December 29, 2023, the last trading day of 2023. Such acceleration is also triggered in the event that the termination is due to the executive’s disability or death.

(5)
Dr. Niewiem is not entitled to any fixed severance but if she were to be terminated by the Company without cause, she may be eligible to receive severance in accordance with German law, which is typically negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.

60	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
NEO Employment Agreements and Offer Letters
Corning F. Painter
The Painter employment agreement provides certain severance benefits to be provided to Mr. Painter in the event of involuntary termination of his employment. In the event that the Company terminates Mr. Painter’s employment other than for Cause (as defined below), or if he resigns for Good Reason (as defined below), Mr. Painter will be entitled to receive the following severance benefits: (1) cash severance in an amount equal to the sum of Mr. Painter’s then current salary plus his target annual cash bonus for the year in which the termination occurs, and (2) subject to Mr. Painter’s timely election, one year of continued health care coverage with premiums to be paid at active employee rates (or cash payments in lieu thereof).
In the event that the Company terminates Mr. Painter without Cause or he resigns for Good Reason within one year following a “change in control” of the Company (as defined in the Company’s 2014 Omnibus Incentive Compensation Plan), Mr. Painter will be entitled to enhanced severance benefits as follows: (1) cash severance equal to three times the sum of his then current salary plus his target annual cash bonus for the year in which the termination occurs, and (2) three years of continued health care coverage with company-paid premiums (or cash payments in lieu thereof).
If Mr. Painter’s employment is terminated as a result of his death or disability, he will be entitled to severance benefits equal to the sum of Mr. Painter’s then current base salary plus his target annual cash bonus for the year in which the event occurs, prorated based on the remaining portion of the financial year in which such termination occurs. Any cash severance payable to Mr. Painter must be paid in equal monthly installments, except in case of death, in which case payments shall be made in a lump sum. All severance benefits (other than in the case of his death) are subject to Mr. Painter’s execution of a release of claims in favor of the Company and continued compliance with certain restrictive covenants for the duration of the severance period (one year, or three years if termination occurs within one year following a change in control), including non-competition, non-solicitation of employees, non-disparagement and confidentiality restrictions.
The Painter Employment Agreement provides that “Cause” means one of the following events: (1) his conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea) in a criminal proceeding (a) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or any other crime involving moral turpitude, (b) on a felony charge or (c) on an equivalent charge to those in clauses (a) and (b) in jurisdictions which do not use those designations; (2) his continued material failure to perform his duties after notice from the Company; (3) his engagement in illegal conduct or gross misconduct, in either case, that causes material financial or reputational harm to the Company; (4) his material violation of the Company’s codes of conduct or any other Company policy as in effect from time to time; or (5) his breach of any of the material terms of any agreement with the Company, in the case of (2), (4) and (5), subject to his failure to remedy to the reasonable satisfaction of the Company within 30 days after written notice is delivered by the Company to him setting forth in reasonable detail the basis of “Cause,” if such act is curable, as determined in good faith by the Company. An event will not constitute Cause unless the Company gives him notice of termination within 90 days after the Board becomes aware that an event constituting Cause has occurred describing in reasonable detail the event constituting Cause.
The Painter Employment Agreement provides that “Good Reason” means one of the following events, without Mr. Painter’s consent: (1) his position, duties, or authority are materially diminished; (2) his annual base salary is reduced or another material element of his compensation is reduced or eliminated; (3) he is relocated to an office that is more than 100 miles from Houston; or (4) a breach of any of the material terms of his employment agreement or any other agreement between Mr. Painter and the Company, subject to the applicable notice and cure periods.
Jeff Glajch
Mr. Glajch’s offer letter dated February 12, 2022 (the “Glajch Offer Letter”), includes a contractual requirement for severance benefits, conditioned on Mr. Glajch’s execution of a general release of claims. If the Company terminates Mr. Glajch’s employment other than for Cause, or if he resigns for Good Reason, Mr. Glajch will be entitled to receive cash severance in an amount equal to the sum of Mr. Glajch’s then current salary plus his target annual cash bonus for the year in which the termination occurs.
In the event that the Company terminates Mr. Glajch without Cause (as defined below) or he resigns for Good Reason (as defined below) within one year following a “change in control” of the Company (as defined in the Company’s 2014 Omnibus Incentive Compensation Plan), Mr. Glajch will be entitled to enhanced cash severance equal to two times the sum of his then current salary plus his target annual cash bonus for the year in which the termination occurs. The Glajch Offer Letter includes the same definitions for Cause and Good Reason as Mr. Painter’s Employment Agreement, except that Mr. Glajch can claim Good Reason for a relocation greater than fifty miles from Houston.
The Glajch Offer Letter does not provide for any special accelerated vesting of equity awards, including his 2022 sign-on RSU grant, upon Mr. Glajch’s termination of employment.
2024 Proxy Statement	Orion S.A.	61

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
The Glajch Offer Letter provides that “Cause” means one of the following events: (1) his conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (a) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or any other crime involving moral turpitude, (b) on a felony charge or (c) on an equivalent charge to those in clauses (a) and (b) in jurisdictions which do not use those designations; (2) his continued material failure to perform his duties after notice from the Company; (3) his engagement in illegal conduct or gross misconduct, in either case, that causes material financial or reputational harm to the Company, (4) his material violation of the Company’s codes of conduct or any other Company policy as in effect from time to time, or (5) his breach of any of the material terms of any agreement with the Company, in the case of (2), (4) and (5), subject to his failure to remedy to the reasonable satisfaction of the Company within 30 days after written notice is delivered by the Company to him setting forth in reasonable detail the basis of “Cause,” if such act is curable, as determined in good faith by the Company. An event will not constitute Cause unless the Company gives him notice of termination within 90 days after the Board becomes aware that an event constituting Cause has occurred describing in reasonable detail the event constituting Cause.
The Glajch Offer Letter provides that “Good Reason” means one of the following events, without Mr. Glajch’s consent, (1) his position, duties, or authority are materially diminished (2) his annual base salary is reduced or another material element of his compensation is reduced or eliminated or (3) his primary work location is relocated to an office that is more than fifty (50) miles from Houston (4) a breach of any of the material terms of his employment agreement or any other agreement between Mr. Glajch and the Company, subject to the applicable notice and cure periods.
Pedro Riveros and Carlos Quinones
Messrs. Riveros’ and Quinones’ employment are “at-will” and may be terminated at any time without triggering a contractual requirement for severance benefit.
Sandra Niewiem
Dr. Niewiem is not entitled to any contractual severance in the event of an involuntary termination of her employment, however, upon any such termination, she may be eligible to severance benefits in accordance with German law, which is typically negotiated at the time of termination and is dependent on the specific facts and circumstances at the time of departure.
Except as described above, none of the NEOs are entitled to any other severance or change in control benefits, nor is any NEO entitled to any gross-up for any penalty taxes incurred in connection with a change in control of the Company or similar event.
Equity Award Provisions
Our 2023 Omnibus Incentive Compensation Plan provides the Compensation Committee the sole discretion as to the treatment of outstanding equity awards in the event of a change in control of the Company or similar transaction, except as may otherwise be provided in the individual’s award agreement. We generally do not provide for acceleration of vesting of any outstanding equity awards in the event of a change in control, nor do we provide for accelerated vesting upon termination of employment.
With respect to the performance stock units (“PSUs”) issued to our NEOs, if the recipient’s employment is terminated by the Company without cause or as a result of the executive’s death, disability, termination by the Company without Cause, or a resignation by the individual with Good Reason, all outstanding PSUs are eligible to vest based on actual performance at the end of the performance period, on a prorated basis based on the number of completed months of employment during the performance period prior to the termination date. In case of retirement, the NEOs will receive similar treatment of their PSUs if they worked at least one year since the beginning of the three-year performance period. If they worked less than one year since the beginning of the performance period and their employment terminates due to retirement within that first year, all PSUs will forfeit.
In the event of a change in control of the Company or similar transaction, the treatment of restricted stock units (“RSUs”) is subject to the discretion of the Compensation Committee. We do not provide for single trigger vesting of our PSUs in the event of a change in control of the Company, and instead, any outstanding PSUs shall remain eligible to vest on the earlier of the one-year anniversary of the change in control or the scheduled service vesting date, based on actual achievement of adjusted performance targets through the date of the change in control. If any executive’s employment is terminated by reason of his death, disability, termination by the Company without cause, or resignation by the executive for good reason within one year following a change in control, then the executive’s outstanding PSUs shall immediately vest based on performance through the date of the change in control.
62	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Our CEO to Median Employee Pay Ratio for 2023 was 106:1
We believe that our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. As of December 31, 2023, the Company employed 1,652 persons.
In accordance with SEC requirements, the median paid employee may be identified once every three years if there has been no change to employee population or compensation arrangements that would result in a significant change to our pay ratio disclosure.
For 2023, we identified the median employee by using the annualized 2023 compensation for all individuals who were employed by us (whether employed on a full-time, part-time, or seasonal basis) on December 31, 2023, the last pay day of our financial year.
To determine the total annual compensation for the CEO and median employee for purposes of calculating the CEO pay ratio, the following pay elements were considered:
•	2023 annualized base salary
•	2023 STI Compensation paid in 2024
•	2023 target PSUs granted
•	2023 target RSUs granted
•	2023 all other compensation, including relocation, retirement plan contributions, office stipends and assignment allowances as applicable for 2023:
•
the median of the annualized total compensation of all employees of the Company (other than our CEO), was $71,874; and the annual total compensation of our CEO, as reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement, was $7,585,239.

•	Based on this information, the ratio of the annual total compensation of Mr. Painter, our CEO, to the median of the annual total compensation of all employees was 106 to 1.
We believe that the above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In addition, because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
2024 Proxy Statement	Orion S.A.	63

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following table sets forth the actual compensation paid to our NEOs in relation to certain financial performance measures of the Company. For more information, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
					Value of $100 Initial Fixed Investment
Year	Summary Compensation Table Total for PEO(1) $	Compensation Actually Paid to PEO(2) $	Average Summary Compensation Table Total for Non-PEO NEOs(3) $	Average Compensation Actually Paid to Non-PEO NEOs(4) $	Company Total Shareholder Return(5) $	Total Average Shareholder Return of S&P Small-Cap 600 & S&P Small-Cap Chemicals Indices(6) $	Net Income ($ millions)(7) $	Adjusted EBITDA ($ millions)(8) $
2023	7,585,239	23,334,808	1,207,890	2,558,056	137.14	93.89	104	332.3
2022	4,690,597	7,141,073	840,821	940,221	124.63	82.20	106	312.3
2021	5,899,282	4,780,304	824,244	567,016	151.95	114.18	135	268.4
2020	2,882,368	2,731,917	622,172	584,761	132.45	123.36	18.0	200.0
(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Painter, our principal executive officer (PEO), for each corresponding year in the “Total” column of the Summary Compensation Table in this proxy statement.

(2)
The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Painter, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Painter during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following equity award adjustments were made to Mr. Painter’s total compensation for each applicable year to determine the compensation actually paid. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

Year	PEO Year End Fair Value of Equity Awards $	PEO Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards $	PEO Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year $	PEO Total Equity Award Adjustments $
2023	8,113,199	4,249,492	3,386,878	15,749,569
2022	3,571,870	1,486,773	136,924	5,195,567
2021	2,988,714	(511,568)	6,925	2,484,070
2020	2,015,610	(260,568)	(85,125)	1,669,917
(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs as a group excluding Mr. Painter in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs excluding Mr. Painter included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Messrs. Glajch, Riveros and Quinoes and Dr. Niewiem; for 2022, Messrs. Glajch, Hrivnak, Riveros, Quinones and Dr. Niewiem; and for (ii) for 2021, Messrs. Hrivnak, Riveros, Quinones, Crenshaw and Dr. Niewiem.

(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group excluding Mr. Painter, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group excluding Mr. Painter during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following equity award adjustments were made to the average total compensation for the NEOs as a group excluding Mr. Painter for each year to determine the compensation actually paid, using the same methodology described above in Note 2. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

Year	non-PEO Year End Fair Value of Equity Awards ($)	non-PEO Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	non-PEO Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	non-PEO Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	non-PEO Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	non-PEO Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	non-PEO Total Equity Award Adjustments ($)
2023	865,598	343,716	0	140,851	0	0	1,350,165
2022	336,751	49,259	0	(3,579)	0	0	382,430
2021	132,268	(18,720)	0	5,446	(61,384)	0	57,610
2020	162,505	(23,939)	0	(29,213)	0	0	109,353
(5)
Cumulative TSR, as reported in this column, is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the total average shareholder return of the S&P Small-Cap 600 Index and S&P Small-Cap Chemicals Index. The peer group used for this purpose is consistent with the peer group indicated in the Performance Graph in our Annual Report and Form 10-K for the year ended December 31,2023 filed with the SEC on February 13, 2024.

(7)
The dollar amounts reported in this column represent the amount of net income reflected in our audited financial statements for the applicable year as reported in our respective Annual Reports on Form 10-K.

(8)
“Adjusted EBITDA” is defined as income from operations before depreciation and amortization, share-based compensation, and non-recurring items (such as, restructuring expenses, consulting fees related to Company strategy, legal settlement gain, etc.) plus earnings in affiliated companies, net of tax.

64	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Valuation Methodology
The table below contains ranges of assumptions used in the valuation of outstanding equity awards for the relevant fiscal year. For more information, please see the notes to our financial statements in our Annual Report on Form 10-K and the footnotes to the Summary Compensation Table of this proxy statement.
Fiscal Year 2023
Restricted Stock Units
Stock Price	$19.40 - $28.28
Performance Share Units
Financial Metric Multiplier	100%-200%
TSR Realized Performance (Percentile)	48.86% - 64.91%
Volatility	36.26% - 41.12%
Risk-Free Interest Rate	4.13% - 4.67%
The following chart illustrates the relationship between the Compensation Actually Paid (CAP) for our PEO and the average CAP for our Non-PEO NEOs for each of the last three financial years against Company TSR and the Peer Group TSR over the last four financial years:

CAP vs. Company TSR and Peer Group TSR
CAP in Thousands
25,000
20,000
15,000
10,000
5,000
0
$170
$150
$130
$110
$90
$70
$50
Value of $100 Investment
$2,732
$622
$4,780
$824
$7,141
$826
$23,335
$2,558
$132.29
$151.75
$124.44
$136.96
$123.34
$114.15
$82.16
$93.87
2020
2021
2022
2023
Year
Comp. Actually Paid to CEO (in thousands)
Average Comp. Paid to Non-PEOs (in thousands)
Value of Fixed $100 Investment in Orion
Value of Fixed $100 Investment in Peer Group

The following chart illustrates the CAP for our PEO and the average CAP for our Non-PEO NEOs for each of the last four financial years against our net income and Adjusted EBITDA for each of those years:

CAP vs. Net Income and Adjusted EBITDA
25,000
20,000
15,000
10,000
5,000
0
CAP in $thousands
350
300
250
200
150
100
50
0
Net Income and Adjusted EBITDA (in $millions)
$23,335
333.3
312.3
268.4
200
$7,141
134.7
106.2
103.5
$4,780
$2,732
$622
18.2
$824
$826
$2,558
2020
2021
2022
2023
Axis Title
Comp. Actually Paid to CEO (in $thousands)
Average Comp. Paid to Non-PEOs (in $thousands)
Net Income (in $millions)
Adjusted EBITDA (in $millions)

2024 Proxy Statement	Orion S.A.	65

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Following is an unranked list of our 2023 financial performance measures our Compensation Committee considered most important in linking the short- and long-term compensation actually paid to our NEOs with Company performance:
•	Adjusted EBITDA
•	Return on Capital Employed (ROCE)
•	Relative Total Shareholder Return (rTSR)
In addition to the financial performance measures listed above, for 2023, our Compensation Committee determined the following non-financial measures as key performance measures of our short- and long-term incentive plans to further align the interests of our senior management team with the interests of our stockholders:
•	Safety performance
•	Sustainability ratings
•	Employee engagement scores
•	Key Project execution
66	Orion S.A.	2024 Proxy Statement

Proposal 3: Approval of the Compensation of the Board of Directors of the Company
Compensation of Our Named Executive Officers and Directors
Director Compensation
The Compensation Committee is responsible for evaluating and approving compensation for our non-executive directors. The following table contains compensation awarded to or earned by our directors in respect of services performed as a director during 2023. The compensation paid to Mr. Painter, our CEO, is disclosed in the Summary Compensation Table above. Mr. Painter did not receive any additional compensation for his services on the Board.
Name	Fees Earned in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Kerry Galvin	130,000	137,500	267,500
Paul Huck	132,000	137,500	269,500
Mary Lindsey	110,000	137,500	247,500
Didier Miraton	107,000	137,500	244,500
Yi Hyon Paik	105,000	137,500	242,500
Dan F. Smith	230,000	137,500	367,500
Hans-Dietrich Winkhaus	110,000	137,500	247,500
Michel Wurth(4)	105,000	137,500	242,500
Anthony L. Davis(5)	105,000	—	105,000
(1)	Amounts earned during the financial year 2023 are shown.
(2)
The amounts shown reflect the July 1, 2023, grant date fair value of restricted shares of stock granted to our directors for services performed in 2023/2024, determined in accordance with FASB ASC 718. See note M. Stock-Based Compensation to our consolidated financial statements included in our 2023 Annual Report on Form 10-K regarding assumptions underlying valuations of equity awards.

(3)
On July 1, 2023, each non-executive director was granted 5.250 shares of restricted stock units, valued at $137,500 on July 1, 2023, which was based on the respective shareholder resolution resolved in the 2023 Annual General Meeting, for director services for 2023/2024 which vest on the day prior to the 2024 Annual General Meeting (vesting date). The grants automatically become fully vested subject to the directors’ service as a member of the Board of Directors through the vesting date.

(4)	Mr. Wurth is a Luxembourg resident, and his fees for the first three quarters of 2023 are subject to a 16% VAT (which equals EUR 11,692 for the year 2023).
(5)
Mr. Davis resigned from the Board effective December 27, 2023. Consequently, he earned director cash compensation until his resignation date. He forfeited his 2023 stock awards granted in the value of $137,500 upon his resignation from the Board.

As described in the table above, our directors received compensation in 2023 for their services as a member of the Board as follows:
•
each non-executive director received a cash retainer of $100,000 and restricted Common Shares of the Company in the value of $137,500 at the time of issuance, whereby the Common Shares shall only become fully vested if the director serves the full term she/he was appointed for;

•	the non-executive chairman of the Board received an additional retainer of $105,000;
•	the chairman of the Audit Committee of the Board received an additional retainer of $25,000;
•	the chairman of the Compensation Committee of the Board received an additional retainer of $25,000;
•	the chairman of the Nominating, Sustainability and Governance Committee of the Board received an additional retainer of $20,000; and
•
each non-chairing, non-executive member of the following Board committees received an additional cash retainer as follows: for Audit Committee members received an additional cash retainer of $10,000, for Compensation Committee members received an additional cash retainer of $7,000, and the Nominating, Sustainability and Governance Committee members received an additional cash retainer of $5,000.

2024 Proxy Statement	Orion S.A.	67

PROPOSAL 4
Approval of the Annual Accounts of the Company for the Financial Year that Ended on December 31, 2023
Pursuant to Luxembourg law, the annual accounts must be submitted each year to shareholders for approval at the Annual General Meeting of shareholders. Pursuant to Luxembourg law, following shareholder approval of the annual accounts, such accounts must be filed with the Luxembourg trade registry as public documents.
We are asking our shareholders to approve the following resolutions regarding the approval of the annual accounts of the Company:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve the annual accounts of the Company in accordance with Lux GAAP for the financial year that ended on December 31, 2023, after due consideration of the report from the independent auditor on such annual accounts.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ANNUAL ACCOUNTS OF THE COMPANY FOR THE FINANCIAL YEAR ENDED ON DECEMBER 31, 2023.
68	Orion S.A.	2024 Proxy Statement

PROPOSAL 5
Approval of the Consolidated Financial Statements of the Company for the Financial Year that Ended on December 31, 2023
Pursuant to Luxembourg law, the consolidated financial statements must be submitted each year to shareholders for approval at the Annual General Meeting of shareholders. Pursuant to Luxembourg law, following shareholder approval of the consolidated financial statements, such consolidated financial statements must be filed with the Luxembourg trade registry as public documents.
We are asking our shareholders to approve the following resolution regarding the approval of the consolidated financial statements of the Company:
RESOLVED, that the shareholders of the Company hereby approve, the consolidated financial statements of the Company in accordance with U.S. GAAP for the financial year that ended on December 31, 2023, after due consideration of the report from the independent registered public accounting firm on such consolidated financial statements.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FINANCIAL YEAR ENDED ON DECEMBER 31, 2023.
2024 Proxy Statement	Orion S.A.	69

PROPOSAL 6
Allocation of Results of the Financial
Year 2023
Pursuant to Luxembourg law, the shareholders must decide how to allocate the results of the previous financial year based on the Luxembourg annual accounts. In the event the Company has profits, the Company’s Board may propose to shareholders to either distribute those profits or retain such earnings. In the event of losses, the Board must generally propose that such losses be carried forward to the following year.
We are asking our shareholders to approve the following resolution regarding the allocation of results of the financial year 2023:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby resolve to carry forward the loss suffered by the Company, corresponding to an amount of EUR 12,859,170.78, to the next financial year.
The shareholders further approve the interim dividends declared by the Company during the 2023 Financial Year in the aggregate amount of EUR 4,546,266.05.
The consolidated financial statements together with the report of the independent auditor on such annual accounts are available on the Company’s website and at the registered office of the Company.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ALLOCATION OF RESULTS AND APPROVAL OF THE INTERIM DIVIDENDS.
70	Orion S.A.	2024 Proxy Statement

PROPOSAL 7
Discharge of the Members of the Board
of Directors of the Company
As in previous years, Luxembourg Law requires that upon approval of the Company’s annual accounts and consolidated financial statements, the shareholders present at the Annual General Meeting must vote as to whether the members of the Board of Directors during the financial year that ended on December 31, 2023, shall be discharged from any liability in connection with the performance of their mandates, including the management of the Company’s affairs, during such period. Under Luxembourg law, granting discharge will have the effect that the Company may no longer bring liability claims against the directors, unless the financial statements on the basis of which the discharge is given are incorrect. Also, minority shareholders who hold together more than 10% of the share capital can bring a liability claim against the Directors, regardless of whether the General Meeting of Shareholders has granted discharge. As of the date of this proxy statement, the Company has not become aware of any facts or circumstances during the financial year 2023 that may result in liability in connection with the performance of the Director’s mandates on the Company’s Board of Directors or the management of the Company’s affairs.
We are asking our shareholders to approve the following resolution regarding the discharge of the members of the Company:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve to discharge the members of the Board of Directors, for the performance of their mandates during the financial year that ended on December 31, 2023, including discharge from any liability in connection with the performance of their mandates, including the management of the Company’s affairs during such period.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY.
2024 Proxy Statement	Orion S.A.	71

PROPOSAL 8
Discharge of the Independent Auditor
of the Company
Pursuant to Luxembourg law, the shareholders must decide whether to give discharge to the independent auditor, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, for the performance of their duties during the previous financial year at the time the annual accounts of such year are presented to the shareholders for approval. The granting of discharge to the independent auditor bars the shareholders from holding the auditors liable in relation to factual matters revealed by and contained in the annual accounts.
We are asking our shareholders to approve the following resolution regarding the discharge of the independent auditor of the Company:
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve to discharge the independent auditor from any liability in connection with the performance of its mandate during the financial year that ended on December 31, 2023, including the audit of the Company’s annual accounts and consolidated financial statements for such period.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions, broker non-votes and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DISCHARGE OF THE INDEPENDENT AUDITOR OF THE COMPANY.
72	Orion S.A.	2024 Proxy Statement

Proposal 8: Discharge of the Independent Auditor of the Company
Report of the Audit Committee
The Audit Committee meets the definition of an audit committee as set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted by the Board. Each member of the Audit Committee is independent and financially literate in the judgment of the Board and as required by the Sarbanes-Oxley Act and applicable SEC and New York Stock Exchange (“NYSE”) rules. The Board has also determined that Ms. Lindsey as well as Messrs. Huck and Winkhaus qualify as “audit committee financial experts,” as defined in Item 407(d) of Regulation S-K.
Management is responsible for our internal controls and the financial reporting process. Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”) and for issuing reports thereon.
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the financial year ended December 31, 2023. Further, the Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB, including the Company’s audited consolidated financial statements for the financial year ended December 31, 2023, critical audit matters disclosed in Ernst & Young’s 2023 report, Ernst & Young’s responsibility under generally accepted auditing standards, significant accounting policies, significant risks and exposures identified by management, management’s judgments and accounting estimates, any audit adjustments, related party transactions and other unusual transactions, the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Code of Conduct and other information in documents containing audited financial statements as well as other matters.
Finally, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed the topic of independence with Ernst & Young.
Based on its review and discussion described above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the financial year 2023 be included in the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2023, for filing with the SEC.
Paul Huck (Chair)
Kerry Galvin
Hans-Dietrich
Winkhaus
Mary Lindsey
The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
2024 Proxy Statement	Orion S.A.	73

PROPOSAL 9
Appointment of the Independent Auditor for the Year Ending December 31, 2024
Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, was the Company’s independent auditor for the financial year ended December 31, 2023. At the Annual General Meeting, our shareholders will be asked to approve the appointment of Ernst & Young, Luxembourg, Société anonyme—Cabinet de revision agréé, as the Company’s independent auditor for the financial year ending on December 31, 2024, or until such firm’s earlier resignation or removal, for all statutory accounts as required by Luxembourg law, including the annual accounts and consolidated financial statements of the Company.
We are asking our shareholders to approve the following resolution regarding the appointment of an independent auditor (Réviseur d’Entreprises) of the Company for the financial year ending on December 31, 2024.
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby approve the appointment of Ernst & Young, Luxembourg, Société anonyme—Cabinet de révision agréé, as independent auditor of the Company for the financial year ending on December 31, 2024, for the purpose of all statutory accounts as required by Luxembourg law, including the annual accounts and consolidated financial statements of the Company.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG, LUXEMBOURG, SOCIÉTÉ ANONYME—CABINET DE REVISION AGRÉÉ, AS THE COMPANY’S INDEPENDENT AUDITOR.
74	Orion S.A.	2024 Proxy Statement

Independent Registered Public Accounting Firm Fees and Services
The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for financial year 2022 and 2023:
($ in thousands)	2023 ($)	2022 ($)
Audit Fees(1)	3,349	3,102
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	3,349	3,102
(1)	Audit Fees include the annual audit and services related to the review of quarterly financial information.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
It is our Audit Committee’s policy to pre-approve all audit, audit- related and permissible non-audit services rendered to us by our independent registered public accounting firm. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Ernst & Young were pre-approved by our Audit Committee.
The report of Ernst & Young relating to our 2023 consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during the financial year ended December 31, 2023, there were no (i) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused either Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with their reports on the consolidated financial statements of Orion S.A. or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
2024 Proxy Statement	Orion S.A.	75

PROPOSAL 10
Ratification of the Appointment of the Independent Registered Public Accounting Firm for the Year Ending December 31, 2024
Ernst & Young LLP has been appointed by the Company’s Board as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2024. At the Annual General Meeting, our shareholders will be asked to ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firms for all matters not required by Luxembourg law for the financial year ending on December 31, 2024.
We are asking our shareholders to approve the following resolution regarding the ratification of the appointment of an independent registered public accounting firm of the Company for the financial year ending on December 31, 2024.
A representative of Ernst & Young LLP is expected to be present at the Annual General Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
RESOLVED, that the shareholders of Orion S.A. (the “Company”) hereby ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2024.
Required Vote
Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
76	Orion S.A.	2024 Proxy Statement

Additional Information
One or more shareholders of record holding at least 10% of the outstanding Common Shares (excluding, for the avoidance of doubt, any Common Shares repurchased by the Company) may add items to the agenda of the Annual General Meeting, including a resolution to appoint a director of the Company, provided that each such item is accompanied by a justification or a draft resolution to be adopted in the Annual General Meeting.
Shareholder Proposals and Nominations for Director for the 2025 Annual General Meeting of Shareholders
Shareholder proposals intended for inclusion in next year’s proxy materials related to the 2025 Annual General Meeting of shareholders (the “2025 Annual General Meeting”) pursuant to SEC Rule 14a-8 must be received at the Company’s principal executive offices on or before December 30, 2024, or if the date of the 2025 Annual General Meeting has been changed by more than 30 days from the date of the Annual General Meeting (i.e. June 20), then the deadline is a reasonable time before the Company begins to print and send its proxy materials related to the 2025 Annual General Meeting. In addition, one or more shareholders representing at least ten percent (10%) of our Common Shares outstanding may submit written proposals to the Company for inclusion on the agenda for the 2025 Annual General Meeting if such written proposals are received by the Company at least 5 business days before our 2025 Annual General Meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our articles of association describe the requirements for submitting proposals at the Annual General Meeting. The notice must be given in the manner and must include the information and representations required by our articles of association.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act of 1934, as amended, no later than April 21, 2025.
According to the Company’s articles of association, a general meeting of shareholders must be convened by the Board of Directors, upon request in writing indicating the agenda, addressed to the Board of Directors by one or several shareholders representing at least ten percent (10%) of the Company’s issued share capital. In such case, a general meeting of shareholders must be convened and shall be held within a period of one (1) month from receipt of such request by the Board of Directors at the Company’s registered office by registered mail.
Householding
The SEC’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials or proxy materials, you can request them from Investor Relations by phone at +1 (281) 318-4016, or by or using the internet (https://investor.orioncarbons.com/financials/Proxy-Statements/default.aspx). You may also send a written request for Proxy Materials to: Investor Relations, Orion S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389.
If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials or proxy materials for your household, please contact Investor Relations at the above phone number.
Other Matters
We do not know of any matters other than those stated above which are to be brought before the Annual General Meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.
Obtaining Copies of the Company’s 2023 Annual Accounts and the consolidated financial statements and Annual Report
Shareholders of the Company may obtain, without charge, a copy of the Company’s annual stand-alone accounts in accordance with the principles generally accepted in Luxembourg and consolidated financial statements in accordance with the principles generally accepted in the United States as well as the Annual Report on Form 10-K for the financial year ended December 31, 2023 by sending a written request for the 2023 annual report to: Investor Relations, Orion S.A., 1700 City Plaza Drive, Suite 300, Spring, Texas 77389.
2024 Proxy Statement	Orion S.A.	77

Annex A: Non-U.S. GAAP Measures
Adjusted EBITDA (Non-U.S. GAAP Financial Measure)
We present certain financial measures that are not prepared in accordance with GAAP or the accounting standards of any other jurisdiction and may not be comparable to other similarly titled measures of other companies.
We define Adjusted EBITDA as income from operations before depreciation and amortization, restructuring expenses, consulting fees related to Company strategy, gain related to legal settlement, and includes equity earnings (loss) in affiliated companies, net of tax. Adjusted EBITDA is used by our management to evaluate our operating performance and make decisions regarding allocation of capital because it excludes the effects of items that have less bearing on the performance of our underlying core business.
We use Adjusted EBITDA as internal measures of performance to benchmark and compare performance among our own operations. We use these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of our business. We believe these measures are useful measures of financial performance in addition to consolidated net income for the period, income from operations and other profitability measures under GAAP because they facilitate operating performance comparisons from period to period and company to company and, with respect to Contribution Margin, eliminate volatility in feedstock prices. By eliminating potential differences in results of operations between periods or companies caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures and taxation positions or regimes, we believe that Adjusted EBITDA can provide a useful additional basis for comparing the current performance of the underlying operations being evaluated. For these reasons, we believe EBITDA-based measures are often used by the investment community as a means of comparison of companies in our industry. By deducting variable costs (such as raw materials, packaging, utilities and distribution costs) from revenue, we believe that Contribution Margins can provide a useful basis for comparing the current performance of the underlying operations being evaluated by indicating the portion of revenue that is not consumed by these variable costs and therefore contributes to the coverage of all costs and profits.
Different companies and analysts may calculate measures based on EBITDA, contribution margins and working capital differently, so making comparisons among companies on this basis should be done carefully. Adjusted EBITDA, Contribution Margins and Net Working Capital are not measures of performance under GAAP and should not be considered in isolation or construed as substitutes for revenue, consolidated net income for the period, income from operations, gross profit and other GAAP measures as an indicator of our operations in accordance with GAAP.
The following table presents a reconciliation of Adjusted EBITDA to consolidated net income for the year ended December 31, 2023 (in $ MM):
Net income	103.5
Add back income tax expense	60.3
Add back earnings in affiliated companies, net of tax	(0.5)
Income before earnings in affiliated companies and income taxes	163.3
Add back interest and other financial expense, net	50.9
Add back reclassification of actuarial gain from AOCI	(8.9)
Income from operations	205.3
Add back depreciation of property, plant and equipment and amortization of intangible assets and right of use assets	113.0
EBITDA	318.3
Equity in earnings of affiliated companies, net of tax	0.5
Long-term incentive plan	15.4
Environmental reserve	(2.2)
Other adjustments	0.3
Adjusted EBITDA	332.3
Specialty Carbon Black Adjusted EBITDA	110.7
Rubber Carbon Black Adjusted EBITDA	221.6
78	Orion S.A.	2024 Proxy Statement

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ORION S.A.

June 20, 2024

<u>IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL GENERAL MEETING</u>:
The Notice of Meeting and proxy card
are available at https://investor.orioncarbons.com/financials/Proxy-Statements/default.aspx

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

062024

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 THROUGH 10, AND A VOTE "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

		FOR	AGAINST	ABSTAIN
i.	Ms. Kerry Galvin	☐	☐	☐
ii.	Mr. Paul Huck	☐	☐	☐
iii.	Ms. Mary Lindsey	☐	☐	☐
iv.	Mr. Didier Miraton	☐	☐	☐
v.	Mr. Yi Hyon Paik	☐	☐	☐
vi.	Mr. Corning F. Painter	☐	☐	☐
vii.	Mr. Dan F. Smith	☐	☐	☐
viii.	Mr. Hans-Dietrich Winkhaus	☐	☐	☐
ix.	Mr. Michel Wurth	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This proxy, when properly executed and timely received, will be voted in the manner directed herein. If no instructions are given on this proxy card, then the undersigned shall be deemed to have voted all the Common Shares represented by this proxy card FOR items 2-10, FOR all director nominees in item 1.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ORION S.A.

Proxy for Annual General Meeting of Shareholders on June 20, 2024
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kerry A. Galvin, Dan F. Smith, Christian Eggert, Michel Wurth and Carsten Opitz, and each of them, as proxies of the undersigned, each with full power of substitution and power to act alone, to represent and vote as designated on the reverse side, all of the common shares, no par value (the "Common Shares") of Orion S.A. (the "Company"), held of record by the undersigned as of 11:59 P.M. Central European Time on April 26, 2024, at the Annual General Meeting of Shareholders of the Company to be held at the Company's registered offices in the Grand Duchy of Luxembourg at 2:00 P.M. Central European Time on June 20, 2024 and at any adjournments or postponements thereof. This proxy is governed by Luxembourg law. Any disputes arising out of or in connection with this proxy shall be submitted exclusively to the courts of the city of Luxembourg, Grand Duchy of Luxembourg.

Please mark, sign and date your proxy card and return it in the postage-paid (when mailed in the United States) envelope we have provided or return it to Operations Center, Equinity Trust Company, LLC, 55 Challenger Road, Suite 200B, Ridgefield Park, NJ 07660 in a separate envelope, postage prepaid. Proxy cards must be received by American Stock Transfer & Trust Company, by voting via telephone and internet until June 16, 2024, 11:59 P.M. EST (June 17, 2024, 5:59 A.M. CET), and by voting via hard copy ballots until June 17, 2024, 12:00 P.M. (noon) EST (June 17, 2024, 6:00 P.M. CET) (the "Voter Deadline").

(Continued and to be signed on the reverse side.)

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